As filed with the Securities and Exchange Commission on October 27, 2005

Securities Act File No. 33-24962

Investment Company Act File No. 811-5186

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

Registration Statement under the Securities Act of 1933

Post-Effective Amendment No. 55

Registration Statement under the Investment Company Act of 1940

Amendment No. 57

AMERICAN SKANDIA TRUST

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
(Address of Principal Executive Offices) (Zip Code)

(203) 926-1888

(Registrant’s Telephone Number, Including Area Code)

Deborah A. Docs

Secretary

American Skandia Trust

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

Copies to:

Christopher E. Palmer

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b).

☒	on November 14, 2005 pursuant to paragraph (b) of rule 485.

☐	60 days after filing pursuant to paragraph (a)(1).

☐	on (date) pursuant to paragraph (a)(1).

☐	75 days after filing pursuant to paragraph (a)(2).

☐	on (date) pursuant to paragraph (a)(2) of rule 485.
☒	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Shares of Beneficial Interest of the Various Series of American Skandia Trust

(Title of Securities Being Registered)

Explanatory Note

This Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A of American Skandia Trust  (File Nos. 33-24962 and 811-5186) (the Registration Statement) is not intended to amend the prospectuses, each dated May 1, 2005, or statements of additional information, each dated May 1, 2005 and as amended and supplemented to date, relating to any of the other investment portfolios of American Skandia Trust.  This Post-Effective Amendment No. 55 to the Registration Statement is being filed solely for the purpose of adding five new investment portfolios to the Trust.

PROSPECTUS DATED DECEMBER 5, 2005

AMERICAN SKANDIA TRUST
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

American Skandia Trust (the Trust) is an investment company made up of 42 separate portfolios (Portfolios). This Prospectus discusses the following five Portfolios (collectively, the Asset Allocation Portfolios):

AST Aggressive Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Conservative Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

The Statement of Additional Information relating to the Asset Allocation Portfolios, dated December 5, 2005, and the Prospectus relating to the other 37 Portfolios of the Trust, dated May 1, 2005 and as amended and supplemented to date, are available without charge upon written request to American Skandia Trust, One Corporate Drive, Shelton, Connecticut 06484 or by telephoning (203) 926-1888.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies (Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the Securities and Exchange Commission permitting its Investment Managers, subject to approval by its Board of Trustees, to change Sub-advisors of each Portfolio without shareholder approval. For more information, please see this Prospectus under the caption “Management of the Trust.”

TABLE OF CONTENTS

Page	Caption
3	RISK/RETURN SUMMARY:
4	PAST PERFORMANCE:
4	FEES AND EXPENSES:
5	INVESTMENT OBJECTIVES AND POLICIES:
9	PORTFOLIO TURNOVER:
9	NET ASSET VALUE:
10	PURCHASE AND REDEMPTION OF SHARES:
11	MANAGEMENT OF THE TRUST:
12	TAX MATTERS:
13	CERTAIN RISK FACTORS AND INVESTMENT METHODS:
22	FINANCIAL HIGHLIGHTS:
I-1	APPENDIX I:

RISK/RETURN SUMMARY:

General.   American Skandia Trust (the Trust) is comprised of 42 investment portfolios (the Portfolios), five of which are discussed in this Prospectus (collectively, the Asset Allocation Portfolios). The five Asset Allocation Portfolios are: the AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Balanced Asset Allocation Portfolio, the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio. American Skandia Investment Services, Inc. (ASISI) and Prudential Investments LLC (PI) serve as co-managers to the Trust (each, an Investment Manager and together, the Investment Managers). If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

Fund of Funds.   Each Asset Allocation Portfolio is a “fund of funds.” That means that each Asset Allocation Portfolio invests primarily in one or more Portfolios of the Trust in accordance with its own asset allocation strategy. An Asset Allocation Portfolio, however, may not invest in any of the other Asset Allocation Portfolios or the AST Global Allocation Portfolio. The Portfolios of the Trust in which an Asset Allocation Portfolio may invest are each individually referred to as an “Underlying Portfolio” and are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Asset Allocation Portfolios, other funds advised by the Investment Managers or their affiliates may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Asset Allocation Portfolios. Each Asset Allocation Portfolio also may invest directly in government securities and cash equivalents for cash management purposes.

Relative Risk Tolerance.   The Asset Allocation Portfolios have been designed to provide a wide range of investment options. Each Asset Allocation Portfolio has its own investment strategies (and, as a result, its own level of risk). To that end, the investment objective of each Asset Allocation Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Asset Allocation Portfolios and, therefore, can be changed by the Board of Trustees of the Trust at any time. The current relative risk tolerance level for each of the Asset Allocation Portfolios may be summarized as set forth below.

Relative Risk Tolerance

It is possible to lose money when investing in any Asset Allocation Portfolio, even those with relatively lower risk tolerances.   Investments in the Asset Allocation Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Process.   The asset allocation strategy for each Asset Allocation Portfolio generally will be determined by the Strategic Investment Research Group of PI in consultation with Morningstar Associates, LLC (Morningstar). These strategies entail dividing the assets of each Asset Allocation Portfolio between the equity and the debt/money market asset classes based upon certain categories within those asset classes. For example, categories within the equity asset class may be based upon stock market capitalization (e.g., large-cap, mid-cap, or small-cap), investment style (e.g., growth, core, or value), or various other factors. Categories within the debt/money market asset class may be based upon credit quality (e.g., investment grade or “high yield” debt), types of issuers (e.g., U.S. government or corporate), or various other factors. These allocations are referred to as “strategic allocations.” Generally, the strategic allocation for the more aggressive Asset Allocation Portfolios will emphasize investments in the equity asset class while the strategic allocation for the more conservative Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The specific combinations of Underlying Portfolios for each Asset Allocation Portfolio will be consistent with the strategic allocation for that Portfolio. These combinations are referred to as “Underlying Portfolio allocations.”

The Asset Allocation Portfolios currently expect that any changes to the strategic allocation and/or the Underlying Portfolio allocation and any Portfolio re-balancings will be effected within certain pre-determined ranges. Consistent with each Asset Allocation Portfolio’s principal investment policies, the Investment Managers may, however, change the strategic allocation or the Underlying Portfolio allocation both within and beyond such pre-determined ranges at any time

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in their sole discretion. In addition, the Investment Managers may, at any time in their sole discretion, rebalance the Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation.

Although PI and ASISI serve as the Investment Managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of Sub-advisors. Morningstar is not involved in, or responsible for, the management of the Underlying Portfolios. The extent to which Morningstar’s recommendations are adopted and implemented is determined in the sole discretion of the Investment Managers.

PAST PERFORMANCE:

Since the Asset Allocation Portfolios had not commenced operations as of the date of this Prospectus, no investment performance information is presented. Historical investment performance information for the Underlying Portfolios, including annual total returns, highest and lowest quarterly returns, and average annual total returns, is set forth in the Underlying Portfolio Prospectus under the caption “Past Performance.”

FEES AND EXPENSES:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Asset Allocation Portfolios.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	NONE	*
Maximum Deferred Sales Charge (Load)	NONE	*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	*
Redemption Fees	NONE	*
Exchange Fee	NONE	*

*                    Because shares of the Asset Allocation Portfolios may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Asset Allocation Portfolio assets, in %):

Asset Allocation Portfolio:	Management Fees(1)	Other Expenses(2)	Total Annual Asset Allocation Portfolio Operating Expenses(3)
AST Aggressive Asset Allocation Portfolio	1.04%	0.26%	1.30%
AST Capital Growth Asset Allocation Portfolio	0.99%	0.25%	1.24%
AST Balanced Asset Allocation Portfolio	0.95%	0.24%	1.19%
AST Conservative Asset Allocation Portfolio	0.93%	0.23%	1.16%
AST Preservation Asset Allocation Portfolio	0.88%	0.22%	1.10%

(1)          Based in part on estimated amounts for the current fiscal year. Each Asset Allocation Portfolio invests primarily in shares of one or more Underlying Portfolios. The only management fee directly paid by an Asset Allocation Portfolio is a 0.15% fee paid to the Investment Managers. The management fee shown in the chart for each Asset Allocation Portfolio includes: (i) the 0.15% management fee to be paid by the Asset Allocation Portfolio to the Investment Managers plus (ii) a weighted average estimate of the management fees to be paid by the Underlying Portfolios to the Investment Managers, which are borne indirectly by investors in the Asset Allocation Portfolio. Each weighted average estimate of the management fees to be paid by the Underlying Portfolios is based on the expected initial Underlying Portfolio allocation for the applicable Asset Allocation Portfolio and the management fee rates for the Underlying Portfolios as set forth in the Underlying Portfolio Prospectus. The actual management fees paid by an Asset Allocation Portfolio may be greater or less than those indicated above.

(2)          Based on estimated amounts for the current fiscal year. The other expenses shown in the chart for each Asset Allocation Portfolio include: (i) an estimate of expenses other than management fees (“other expenses”) to be paid by the Asset Allocation Portfolio based upon an expected asset level plus (ii) a weighted average estimate of the other expenses to be paid by the Underlying Portfolios, which are borne indirectly by investors in the Asset Allocation

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Portfolio. Each weighted average estimate of the other expenses to be paid by the Underlying Portfolios is based on the expected initial Underlying Portfolio allocation for the applicable Asset Allocation Portfolio and the annual other expense percentages for the Underlying Portfolios as set forth in the Underlying Portfolio Prospectus. The actual other expenses paid by an Asset Allocation Portfolio may be greater or less than those indicated above. Descriptions of the types of costs that are included as other expenses for the Asset Allocation Portfolios and the Underlying Portfolios are set forth under the caption “Management of the Trust—Other Expenses” in this Prospectus and in the Underlying Portfolio Prospectus, respectively.

(3)   The total annual operating expense ratios presented herein are detailed to two decimal places. These expense ratios may differ slightly if presented to more than two decimal places.

EXPENSE EXAMPLES:

These examples are intended to help you compare the cost of investing in the Asset Allocation Portfolios with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in an Asset Allocation Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Asset Allocation Portfolios’ total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. These Examples do not reflect any charges or expenses for variable insurance products. The expenses shown below would be higher if these charges or expenses were included. Based on these assumptions your costs would be:

	After:
Asset Allocation Portfolio:	1 yr.	3 yrs.
AST Aggressive Asset Allocation Portfolio	$132	$412
AST Capital Growth Asset Allocation Portfolio	126	393
AST Balanced Asset Allocation Portfolio	121	378
AST Conservative Asset Allocation Portfolio	118	368
AST Preservation Asset Allocation Portfolio	112	350

INVESTMENT OBJECTIVES AND POLICIES:

General.   The investment objective and policies for each of the Asset Allocation Portfolios are described below. While certain policies apply to all of the Asset Allocation Portfolios, generally each Asset Allocation Portfolio has a different investment focus. As a result, the risks, opportunities and returns associated with investing in each of the Asset Allocation Portfolios will differ. Risks relating to the Asset Allocation Portfolios’ investments in the Underlying Portfolios and risks relating to certain types of securities and instruments in which the Underlying Portfolios may invest are described in this Prospectus under the caption “Certain Risk Factors and Investment Methods.”

If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

Investment Objective.   The investment objective of each Asset Allocation Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Asset Allocation Portfolios and, therefore, can be changed by the Board of Trustees of the Trust at any time. No assurance can be given that the investment objective of any Asset Allocation Portfolio will be achieved.

Principal Investment Strategies.   Each Asset Allocation Portfolio is a “fund of funds.” That means that each Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more Underlying Portfolios in accordance with its asset allocation strategy. Each Asset Allocation Portfolio also may invest directly in government securities and cash equivalents for cash management purposes. Government securities investments may include, but are not limited to, U.S. Treasury and agency issues. Any cash reserves component will consist of high quality domestic and foreign money market instruments. The Trust may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940 (the Investment Company Act). If such relief is granted or current rules are changed, the Portfolio may invest in other securities, including exchange traded funds and derivatives.

Investment Process.   The asset allocation strategy for each Asset Allocation Portfolio generally will be determined by the Strategic Investment Research Group of PI in consultation with Morningstar. These strategies entail dividing the assets

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of each Asset Allocation Portfolio between the equity and the debt/money market asset classes based upon certain categories within those asset classes. For example, categories within the equity asset class may be based upon stock market capitalization, investment style, or various other factors. Investment categories within the debt/money market asset class may be based upon credit quality, types of issuers, or various other factors. These allocations are referred to as strategic allocations. The Underlying Portfolio allocation for each Asset Allocation Portfolio will be consistent with its strategic allocation.

In connection with the establishment of the strategic allocation for each Asset Allocation Portfolio, Morningstar will provide PI with generalized economic and statistical information based primarily on historical risk/reward correlations and long-term models. PI will consider this analysis in conjunction with its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors to establish the strategic allocation for the Asset Allocation Portfolio. Morningstar will employ various quantitative and qualitative research methods to propose Underlying Portfolio allocations that are consistent with the strategic allocations. PI will consider these proposals along with its own quantitative and qualitative research methods in establishing the Underlying Portfolio allocation.

Under normal conditions, we currently expect that the Asset Allocation Portfolios will invest their assets in Underlying Portfolios as set forth in the table below.

Asset Allocation Portfolio	Approximate % of Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate % of Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Aggressive Asset Allocation Portfolio	100% (Generally range from 92.5 - 100%)	0% (Generally range from 0 - 7.5%)
AST Capital Growth Asset Allocation Portfolio	80% (Generally range from 72.5 - 87.5%)	20% (Generally range from 12.5 - 27.5%)
AST Balanced Asset Allocation Portfolio	65% (Generally range from 57.5 - 72.5%)	35% (Generally range from 27.5 - 42.5%)
AST Conservative Asset Allocation Portfolio	55% (Generally range from 47.5 - 62.5%)	45% (Generally range from 37.5 - 52.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5 - 42.5%)	65% (Generally range from 57.5 - 72.5%)

The Asset Allocation Portfolios currently expect that any changes to the strategic allocation and/or the Underlying Portfolio allocation and any Portfolio re-balancings will be effected within the ranges specified above. Consistent with each Asset Allocation Portfolio’s principal investment policies, the Investment Managers may, however, change the strategic allocation or the Underlying Portfolio allocation both within and beyond the ranges specified above at any time in their sole discretion. In addition, the Investment Managers may, at any time in their sole discretion, rebalance the Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation.

Subject to market and economic conditions, it is currently expected that the initial strategic allocations and Underlying Portfolio allocations for the Asset Allocation Portfolios will be as follows:

AST Aggressive Asset Allocation Portfolio

Underlying Portfolio	Strategic Allocation	Percentage
	Equities:	100.00%
AST Marsico Capital Growth	Large/Mid-Cap Growth	16.00%
AST T. Rowe Price Large-Cap Growth	Large/Mid-Cap Growth	16.00%
AST Large-Cap Value	Large/Mid-Cap Value	20.00%
AST AllianceBernstein Growth & Income	Large/Mid-Cap Value	10.00%
AST Federated Aggressive Growth	Small-Cap Growth	3.50%
AST Small-Cap Value	Small-Cap Value	3.00%
AST Natural Resources	Sector	1.50%
AST William Blair International Growth	International Growth	16.00%
AST LSV International Value	International Value	14.00%

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AST Capital Growth Asset Allocation Portfolio

Underlying Portfolio	Strategic Allocation	Percentage
	Equities:	80.00%
AST Marsico Capital Growth	Large/Mid-Cap Growth	13.00%
AST T. Rowe Price Large-Cap Growth	Large/Mid-Cap Growth	13.00%
AST Large-Cap Value	Large/Mid-Cap Value	16.00%
AST AllianceBernstein Growth & Income	Large/Mid-Cap Value	8.00%
AST Federated Aggressive Growth	Small-Cap Growth	3.00%
AST Small-Cap Value	Small-Cap Value	2.50%
AST Natural Resources	Sector	1.00%
AST William Blair International Growth	International Growth	12.50%
AST LSV International Value	International Value	11.00%
	Fixed Income/Cash:	20.00%
AST PIMCO Total Return Bond	Core Bonds	12.00%
AST Goldman Sachs High Yield	High Yield	3.00%
AST T. Rowe Price Global Bond	Global Bonds	2.00%
AST Money Market	Cash	3.00%

AST Balanced Asset Allocation Portfolio

Underlying Portfolio	Strategic Allocation	Percentage
	Equities:	65.00%
AST Marsico Capital Growth	Large/Mid-Cap Growth	11.00%
AST T. Rowe Price Large-Cap Growth	Large/Mid-Cap Growth	11.00%
AST Large-Cap Value	Large/Mid-Cap Value	13.00%
AST AllianceBernstein Growth & Income	Large/Mid-Cap Value	6.50%
AST Federated Aggressive Growth	Small-Cap Growth	2.50%
AST Small-Cap Value	Small-Cap Value	2.00%
AST Natural Resources	Sector	1.00%
AST William Blair International Growth	International Growth	10.00%
AST LSV International Value	International Value	8.00%
	Fixed Income/Cash:	35.00%
AST PIMCO Total Return Bond	Core Bonds	23.00%
AST Goldman Sachs High Yield	High Yield	4.00%
AST T. Rowe Price Global Bond	Global Bonds	3.00%
AST Money Market	Cash	5.00%

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AST Conservative Asset Allocation Portfolio

Underlying Portfolio	Strategic Allocation	Percentage
	Equities:	55.00%
AST Marsico Capital Growth	Large/Mid-Cap Growth	9.00%
AST T. Rowe Price Large-Cap Growth	Large/Mid-Cap Growth	9.00%
AST Large-Cap Value	Large/Mid-Cap Value	11.00%
AST AllianceBernstein Growth & Income	Large/Mid-Cap Value	5.50%
AST Federated Aggressive Growth	Small-Cap Growth	2.00%
AST Small-Cap Value	Small-Cap Value	1.50%
AST Natural Resources	Sector	1.00%
AST William Blair International Growth	International Growth	8.50%
AST LSV International Value	International Value	7.50%
	Fixed Income/Cash:	45.00%
AST PIMCO Total Return Bond	Core Bonds	30.00%
AST Goldman Sachs High Yield	High Yield	5.00%
AST T. Rowe Price Global Bond	Global Bonds	3.00%
AST Money Market	Cash	7.00%

AST Preservation Asset Allocation Portfolio

Underlying Portfolio	Strategic Allocation	Percentage
	Equities:	35.00%
AST Marsico Capital Growth	Large-Cap Growth	6.00%
AST T. Rowe Price Large-Cap Growth	Large-Cap Growth	6.00%
AST Large-Cap Value	Large-Cap Value	7.00%
AST AllianceBernstein Growth & Income	Large-Cap Value	3.50%
AST Federated Aggressive Growth	Small-Cap Growth	1.50%
AST Small-Cap Value	Small-Cap Value	1.00%
AST Natural Resources	Sector	1.00%
AST William Blair International Growth	International Growth	4.50%
AST LSV International Value	International Value	4.50%
	Fixed Income/Cash:	65.00%
AST PIMCO Total Return Bond	Core Bonds	47.00%
AST Goldman Sachs High Yield	High Yield	5.00%
AST T. Rowe Price Global Bond	Global Bonds	3.00%
AST Money Market	Cash	10.00%

The expected initial strategic allocations and Underlying Portfolio allocations are preliminary and subject to change at the sole discretion of the Investment Managers as described above.

Temporary Investments.   Up to 100% of an Asset Allocation Portfolio’s assets may be invested temporarily in cash or cash equivalents and the Asset Allocation Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in strategic and Underlying Portfolio allocations, to secure gains, to limit losses, or to re-deploy assets to more promising opportunities.

Non-Diversified Status.   The Asset Allocation Portfolios will be “non-diversified” funds within the meaning of the Investment Company Act because they generally will invest in the securities of a limited number of mutual funds. However, through its investments in the Underlying Portfolios, each Asset Allocation Portfolio will indirectly own a diversified portfolio of equity securities and/or debt securities and money market instruments.

Principal Risks.   The Underlying Portfolio shares in which the Asset Allocation Portfolios invest have risks, and the value of those shares will fluctuate. As a result, the performance of each Asset Allocation Portfolio depends on how its

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assets are allocated and reallocated among the Underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the applicable Underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives.

Some of these risks related to the Underlying Portfolios include, but are not limited to, the risks set forth below. Equity securities may decline because the stock market as a whole declines, or because of reasons specific to a company, such as disappointing earnings or changes in its competitive environment. In addition, an Asset Allocation Portfolio’s level of risk will increase if a significant portion of such Portfolio’s assets are allocated to investment in securities of small and medium capitalization companies. The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, and AST Conservative Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in equity securities. Any fixed income allocation of an Asset Allocation Portfolio may be subject to changes in market interest rates and changes in the credit quality of specific issuers. In addition, significant exposure to fixed income securities with intermediate to long maturities could subject an Asset Allocation Portfolio to the risk of substantial declines in such Portfolio’s share price when there are significant changes in market interest rates. An Asset Allocation Portfolio’s level of risk will increase if a significant portion of such Portfolio’s assets are allocated to investment in lower-rated high yield bonds (also commonly known as “junk bonds”) or in foreign securities. The AST Balanced Asset Allocation Portfolio, the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in fixed-income securities.

PORTFOLIO TURNOVER:

Each Underlying Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor determines that it would be in that Portfolio’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the control of the Investment Managers. Such transactions will increase an Underlying Portfolio’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

A high rate of portfolio turnover for an Underlying Portfolio involves correspondingly higher brokerage commission expenses and other transaction costs, which are directly borne by such Underlying Portfolio and are indirectly borne by the applicable Asset Allocation Portfolios. Such higher brokerage commission expenses and other transaction costs will reduce the investment performance of the Underlying Portfolio and the applicable Asset Allocation Portfolios.

NET ASSET VALUE:

The net asset value per share (NAV) of each Asset Allocation Portfolio (and each Underlying Portfolio) is determined as of the time of the close of regular trading on the NYSE (which is normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of an Asset Allocation Portfolio’s total assets, less any liabilities, by the number of total shares of that Asset Allocation Portfolio outstanding. The method for determining the NAV of each Underlying Portfolio is set forth in the Underlying Portfolio Prospectus and is identical to the method for determining the NAV of each Asset Allocation Portfolio. In general, non-Underlying Portfolio assets of each Asset Allocation Portfolio are valued on the basis of market quotations. However, in certain limited circumstances where market quotations are not readily available or are believed to be inaccurate, non-Underlying Portfolio assets are valued by methods that are believed to accurately reflect their fair value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of the investments of an Asset Allocation Portfolio or Underlying Portfolio may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

Purchases of shares of the Asset Allocation Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (Contractholders), or by qualified plans. The separate accounts of the Participating Insurance Companies

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place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received by the Participating Insurance Company before the close of regular trading on the NYSE (which is normally 4:00 P.M. Eastern Standard Time) are effected at the NAV determined as of the NYSE close on that same day. Orders received after the NYSE close are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any transaction or other surrender fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

As of the date of this Prospectus, American Skandia Life Assurance Corporation (ASLAC), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (collectively, Prudential Insurance), and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their Contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

The Trust is part of the group of investment companies advised by PI and/or ASISI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because ASLAC, Prudential Insurance and other insurance companies maintain the individual contract owner accounts for investors in the Trust Portfolios. In particular, each insurance company submits to the Trust transfer agent aggregate orders combining the transactions of many investors, and therefore the Trust and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Trust to communicate in writing to each Participating Insurance Company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Trust receives reports on the trading restrictions imposed by ASLAC and Prudential Insurance on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. The Trust also employs fair value pricing procedures to deter frequent trading. Finally, the Trust and its transfer agent reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would

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bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

MANAGEMENT OF THE TRUST:

Investment Managers:   ASISI, One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to a total of 60 investment company portfolios (including the Portfolios of the Trust). ASISI serves as co-manager of the Trust along with PI. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of ASISI’s investment management responsibilities with respect to the Trust.

The Trust’s Investment Management Agreements, on behalf of each Portfolio, with ASISI and PI, (the Management Agreements), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Investment Managers have engaged Sub-advisors to conduct the investment programs of each Underlying Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Trust has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board of Trustees of the Trust, to change Sub-advisors for an Underlying Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by the Investment Managers and the Trustees.

A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreements is available in the Trust’s semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust’s annual report (for agreements approved during the six month period ended December 31).

Portfolio Managers:   James G. Russell, Christopher D. Piros, and Brian K. Ahrens are primarily responsible for the day-to-day management of each of the Asset Allocation Portfolios. Information about the portfolio managers is set forth below. The Statement of Additional Information relating to the Asset Allocation Portfolios, dated December 5, 2005 (the SAI), provides additional information about each portfolio manager’s compensation, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Trust securities.

As Director of the Strategic Investment Research Group, the research arm of PI, James G. Russell, CIMA, CFA has overall responsibility for PI’s investment research efforts and is chairman of the Investment Committee for the Strategic Partners family of mutual funds. Prior to joining Prudential Investments in 2000, Mr. Russell managed the asset management and asset allocation businesses at Diversified Investment Advisors, a $60 billion institutional asset management firm, and managed a division of Evaluation Associates Incorporated, a national investment management consulting organization. He is a graduate of Colgate University, holds the Charter in Financial Analysis (CFA) awarded by the CFA Institute, and is a holder of the Certified Investment Management Analyst designation awarded by the Investment Management Consultants Association and The Wharton School of the University of Pennsylvania.

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Christopher D. Piros, Ph.D., CFA heads the portfolio management team. In addition to the Asset Allocation Portfolios, the team is currently responsible for the AST Global Allocation Portfolio, four asset allocation portfolios within The Prudential Series Fund, Inc., and three asset allocation portfolios within the Strategic Partners family of mutual funds. As Director of Investment Strategy & Portfolio Management, Dr. Piros also directs SIRG’s capital market, investment strategy, and economic research. Prior to joining Prudential, he was a Senior Vice President and Portfolio Manager with MFS Investment Management (1989-2000) and an Executive-in-Residence at the Boston University School of Management (2001-2002). He has also served on the finance faculty of Duke University’s Fuqua School of Business. He is a graduate of Northwestern University and holds a Ph.D. in Economics from Harvard University.

Brian K. Ahrens, CIMA is Director of Investment Manager Research. His team of analysts covers over 100 managers and 250 different investment styles representing approximately $30 billion in managed assets. Mr. Ahrens has been with Prudential for over 10 years. Mr. Ahrens graduated from James Madison University and earned his M.B.A. in Finance from the Stern School of Business at New York University.

Fees and Expenses:

Investment Management Fees.   Each Asset Allocation Portfolio’s management fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio’s shares. More information about investment management fees for the Asset Allocation Portfolios is set forth under the caption “Investment Advisory and Other Services” in the SAI. More information about investment management fees for the Underlying Portfolios, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by the Investment Managers to each of the Sub-advisors, is set forth under the caption “Investment Advisory and Other Services” in the Statement of Additional Information, dated May 1, 2005 (the Underlying Portfolio SAI) relating to the other 37 Portfolios of the Trust.

Other Expenses.   In addition to Investment Management fees, each Asset Allocation Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. Information about other expenses paid by the Underlying Portfolios is set forth under the caption “Management of the Trust—Other Expenses” in the Underlying Portfolio Prospectus.

Payment of Certain Fees and Expenses by Investment Managers to Morningstar.   As compensation for providing consulting services and a related license grant to the Investment Managers, the Investment Managers will pay Morningstar a monthly fee at an annual rate based on the aggregate average daily net assets of the Asset Allocation Portfolios under the following fee schedule: (i) 0.10% on aggregate average daily net assets of the Asset Allocation Portfolios of less than or equal to $1 billion, plus (ii) 0.09% on aggregate average daily net assets of the Asset Allocation Portfolios of greater than $1 billion but less than or equal to $1.5 billion, plus (iii) 0.08% on aggregate average daily net assets of the Asset Allocation Portfolios of greater than $1.5 billion. In addition, American Skandia Marketing Incorporated, the Trust’s distributor (ASM), will reimburse Morningstar for reasonable disbursements that are directly related to providing certain marketing services to ASM in connection with the Asset Allocation Portfolios. The Asset Allocation Portfolios and Contractholders will not directly pay any compensation to Morningstar and will not make any reimbursements for expenses to Morningstar.

TAX MATTERS:

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

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CERTAIN RISK FACTORS AND INVESTMENT METHODS:

General

As set forth above, each Asset Allocation Portfolio is a “fund of funds” and will have its own strategic allocation and its own Underlying Portfolio allocation. Mutual fund shares have risks, and the value of those shares fluctuate. As a result, the performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated among the Underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives.

In particular, each Asset Allocation Portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. To the extent an Asset Allocation Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of that Asset Allocation Portfolio will be subject to the risks of investing in those securities. In general, the performance of the AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, and the AST Balanced Asset Allocation Portfolio, will be subject to the risks of investing in equity securities to a greater extent than the AST Conservative Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio. Each Asset Allocation Portfolio also may invest a portion of its assets in Underlying Portfolios that emphasize investments in debt securities and money market instruments. To the extent an Asset Allocation Portfolio invests in Underlying Portfolios that invest primarily in debt securities and money market instruments, the performance of that Asset Allocation Portfolio will be subject to the risks of investing in those securities and instruments. In general, the performance of the AST Conservative Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio will be subject to the risks of investing in debt securities and money market instruments to a greater extent than the AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, and the AST Balanced Asset Allocation Portfolio.

Set forth below is a description of certain securities and investment methods that the Underlying Portfolios may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of each Underlying Portfolio is described in Appendix I to this Prospectus. Investors should refer to Appendix I and to the Underlying Portfolio Prospectus to obtain information about the investment policies and strategies of each Underlying Portfolio. The principal risks associated with an investment in the Underlying Portfolios are also described in the Underlying Prospectus under the captions “Risk/Return Summary,” “Investment Objectives and Policies,” and “Certain Risk Factors and Investment Methods.”

Market Risk and Issuer-Specific Risk

Market risk is the risk that one or more markets in which an Underlying Portfolio invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Issuer-specific risk is the risk that the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Sub-Advisor Selection Risk and Security Selection Risk

Sub-Advisor selection risk is the risk that the Investment Managers’ decision to select or replace a Sub-advisor for an Underlying Portfolio does not produce the intended result. Security selection risk is the risk that the securities selected by a Sub-advisor for an Underlying Portfolio will underperform relevant markets, relevant indices or other mutual funds with similar investment objectives and investment strategies.

Common and Preferred Stocks

Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Underlying Portfolios’ investment policies and restrictions, while

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others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Investment Style Risk

The Sub-advisors to the Underlying Portfolios may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the Underlying Portfolio. Specific investment styles tend to go in and out of favor and may not produce the best results over short or longer time periods. For example, investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish growth stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns and are often adversely affected by rising interest rates. Value stocks are subject to the risks that the market may not recognize the stock’s actual value or that the market actually valued the stock appropriately.

Small- and Mid-Capitalization Company Risk

Underlying Portfolios that invest in small and mid-capitalization companies may be subject to increased risks. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. In addition, since equity securities of small and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for an Underlying Portfolio to sell such securities at a desirable price.

Foreign Securities

General.   Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve “sovereign risks” in addition to the credit and market risks to which securities generally are subject. Sovereign risks include local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust’s agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when an Underlying Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs).   ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly

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involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Developing Countries.   Although none of the Underlying Portfolios invest primarily in securities of issuers in developing countries, many of these Portfolios may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

Currency Fluctuations.   Investments in foreign securities may be denominated in foreign currencies. The value of an Underlying Portfolio’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. An Underlying Portfolio’s share price may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, an Underlying Portfolio may incur costs in connection with conversions between various currencies.

Foreign Currency Transactions.   An Underlying Portfolio that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a “spot” basis at the exchange rate prevailing at the time of the transaction. Alternatively, an Underlying Portfolio may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. An Underlying Portfolio may enter into a forward contract to increase exposure to a foreign currency when it wishes to “lock in” the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as “transaction hedging.” In addition, when the Sub-advisor for an Underlying Portfolio believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Underlying Portfolio may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as “portfolio hedging.” In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Underlying Portfolio will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of its securities or other assets denominated in or exposed to that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in or exposed to the related currency unless open positions in forwards used for non-hedging purposes are covered by the segregation on the Underlying Portfolios’ records of assets determined to be liquid and marked to market daily. The effect of entering into a forward contract on an Underlying Portfolio’s share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce an Underlying Portfolio’s losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency’s value moves in a direction not anticipated by the Sub-advisor. In addition, foreign currency hedging may entail significant transaction costs.

Derivative Instruments

To the extent permitted by the investment objectives and policies of an Underlying Portfolio, such Underlying Portfolio may invest in securities and other instruments that are commonly referred to as “derivatives.” For instance, an Underlying Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

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There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. An Underlying Portfolio may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for an Underlying Portfolio to set aside assets to meet its obligations with respect to derivatives may result in an Underlying Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in an Underlying Portfolio needing to sell securities at a disadvantageous time. An Underlying Portfolio may also be unable to close out its derivatives positions when desired. No assurance can be given that an Underlying Portfolio will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

Options.   Most of the Underlying Portfolios may purchase or write (sell) call or put options on securities, financial indices or currencies. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

An Underlying Portfolio will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by an Underlying Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

Generally, the Underlying Portfolios will write call options only if they are covered (i.e., the Underlying Portfolio owns the security subject to the option or has the right to acquire it without additional cost or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated on the Underlying Portfolios’ records). By writing a call option, an Underlying Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, an Underlying Portfolio that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. An Underlying Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. An Underlying Portfolio that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

An Underlying Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. An Underlying Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

Futures Contracts and Related Options.   Each Underlying Portfolio (except the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Lord Abbett Bond-Debenture Portfolio and the AST Money Market Portfolio) may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. An Underlying Portfolio may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

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An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

Under regulations of the Commodity Futures Trading Commission (CFTC), no Underlying Portfolio will:

(i)    purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Underlying Portfolio’s net assets; and

(ii)   enter into any futures contracts if the aggregate amount of that Underlying Portfolio’s commitments under outstanding futures contracts positions would exceed the market value of its total assets.

Risks of Options and Futures Contracts.   Options and futures contracts can be highly volatile and their use can reduce an Underlying Portfolio’s performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect an Underlying Portfolio against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Underlying Portfolio could be left in a less favorable position than if such strategies had not been used. An Underlying Portfolio’s potential losses from the use of futures extends beyond its initial investment in such contracts.

Among the other risks inherent in the use of options and futures are (a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Underlying Portfolio differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

Initial Public Offerings

Certain Underlying Portfolios may participate in the initial public offering (IPO) market, and a portion of an Underlying Portfolio’s returns may be attributable to investments in IPOs. There is no guarantee that as an Underlying Portfolio’s assets grow it will be able to experience significant improvement in performance by investing in IPOs. An Underlying Portfolio’s purchase of shares issued as part of, or a short period after, companies’ IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Sector/Industry Risk

Underlying Portfolios that emphasize investments in a particular market sector or industry (e.g., the AST T. Rowe Price Natural Resources Portfolio and the AST Cohen & Steers Realty Portfolio) are subject to an additional risk factor because they are generally less diversified than most equity funds. As a result, an Underlying Portfolio could experience sharp price declines when conditions are unfavorable in the market sector or industry in which it invests.

Warrants

Certain of the Underlying Portfolios also may invest in warrants. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

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Fixed Income Securities

Most of the Underlying Portfolios, including the Underlying Portfolios that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody’s Investors Service, Inc. (Moody’s) and Standard & Poor’s Corporation (S&P), which are described in detail in Appendix II to the SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Underlying Portfolio assets invested in lower-rated securities generally will increase the Underlying Portfolio’s income, but also will increase the credit risk to which the Underlying Portfolio is subject. Interest rate risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

Lower-Rated Fixed Income Securities.   Lower-rated high-yield bonds (also commonly known as “junk bonds”) are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody’s or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high-risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor’s research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds. Bonds rated in the four highest ratings categories are frequently referred to as “investment grade.” However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

Convertible Securities

Certain of the Underlying Portfolios also may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer’s balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

Mortgage-Backed Securities

Certain of the Underlying Portfolios also may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in “pools” of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer’s ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that an Underlying Portfolio find other investments, which, because of

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intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs).   CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which an Underlying Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

Stripped Mortgage-Backed Securities.   Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components. “IOs” (interest only securities) receive the interest payments on the underlying mortgages while “POs” (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

Asset-Backed Securities

Certain of the Underlying Portfolios also may invest in asset-backed securities. Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

When-Issued, Delayed-Delivery or Forward Commitment Transactions

The Underlying Portfolios (other than the AST DeAM Small-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST T. Rowe Price Large-Cap Growth Portfolio, the AST AllianceBernstein Core Value Portfolio, the AST Cohen & Steers Realty Portfolio, the AST AllianceBernstein Managed Index 500 Portfolio, and the AST AllianceBernstein Growth & Income Portfolio) may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. An Underlying Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Underlying Portfolio may lose the opportunity to obtain a favorable price and yield. While the Underlying Portfolios will generally engage in such when-issued, delayed-delivery and forward commitment transactions with the intent of actually acquiring the securities, an Underlying Portfolio may sometimes sell such a security prior to the settlement date. The AST Money Market Portfolio will not enter into these commitments if they would exceed 15% of the value of the Underlying Portfolio’s total assets less its liabilities other than liabilities created by these commitments.

Certain Underlying Portfolios also may sell securities on a delayed-delivery or forward commitment basis. If the Underlying Portfolio does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, such Underlying Portfolio could suffer a loss.

Illiquid and Restricted Securities

Subject to guidelines adopted by the Trustees of the Trust, each Underlying Portfolio may invest up to 15% of its net assets in illiquid securities (except for the AST Money Market Portfolio, which is limited to 10% of net assets, and the AST AllianceBernstein Core Value Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio, which is limited to 5% of its net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Underlying Portfolio has valued the investment. Therefore, an Underlying Portfolio may find it

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difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Underlying Portfolio’s Sub-advisor under the guidelines adopted by the Trustees of the Trust. However, the liquidity of an Underlying Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Repurchase Agreements

Each Underlying Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which an Underlying Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. The AST Goldman Sachs High Yield Portfolio may enter into repurchase agreements collateralized by securities issued by foreign governments. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to an Underlying Portfolio’s limit on illiquid securities.

An Underlying Portfolio that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Underlying Portfolio is delayed or prevented from disposing of the collateral. An Underlying Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

The AST Neuberger Berman Mid-Cap Growth Portfolio will not invest more than 25% of its net assets in repurchase agreements.

Reverse Repurchase Agreements

Certain Underlying Portfolios (specifically, the AST JPMorgan International Equity Portfolio, AST William Blair International Growth Portfolio, the AST Small-Cap Growth Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Marsico Capital Growth Portfolio, the AST Goldman Sachs Concentrated Growth Portfolio, the AST DeAM Large-Cap Value Portfolio, the AST Lord Abbett Bond-Debenture Portfolio, the AST Goldman Sachs High Yield Portfolio, AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio) may enter into reverse repurchase agreements. In a reverse repurchase agreement, an Underlying Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Underlying Portfolio and, like borrowing money, may increase fluctuations in an Underlying Portfolio’s share price. When entering into a reverse repurchase agreement, an Underlying Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

Borrowing

Each Underlying Portfolio may borrow money from banks or broker/dealers. Each Underlying Portfolio’s borrowings are limited so that immediately after such borrowing the value of the Underlying Portfolio’s assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should an Underlying Portfolio, for any reason, have borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business days. Certain Underlying Portfolios (the AST LSV International Value Portfolio, the AST JPMorgan International Equity Portfolio, the AST Small-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Mid-Cap Value Portfolio, the AST T. Rowe Price Natural Resources Portfolio, and the AST Money Market Portfolio) will not purchase securities when outstanding borrowings are greater than 5% of the Underlying Portfolio’s total assets. If an Underlying Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

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Lending Portfolio Securities

Each Underlying Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others (collectively, a Borrower) for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although an Underlying Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Any cash collateral received by an Underlying Portfolio in connection with such loans normally will be invested in short-term instruments, which may not be immediately liquid under certain circumstances. Any losses resulting from the investment of cash collateral would be borne by the lending Portfolio. The Underlying Portfolio could also suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of a Borrower’s default. These events could trigger adverse tax consequences to an Underlying Portfolio. Lending securities involves certain other risks, including the risk that the Underlying Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to timely return a loaned security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

Other Investment Companies

Investments of Uninvested Cash.   The Trust has made arrangements with certain unaffiliated money market mutual funds so that the Sub-advisors for the various Underlying Portfolios can “sweep” excess cash balances of the Underlying Portfolios to those funds for temporary investment purposes. Under the Investment Company Act, an Underlying Portfolio’s investment in such unaffiliated money market mutual funds is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of an Underlying Portfolio’s total assets with respect to any one investment company; and (c) 10% of an Underlying Portfolio’s total assets in the aggregate. Certain Sub-advisors may invest Underlying Portfolio assets in money market funds that they advise or in other investment companies after obtaining appropriate exemptive relief from certain provisions of the Act. Pursuant to an exemptive order issued by the Commission, the Sub-advisors can also “sweep” excess cash balances of the Underlying Portfolios to one or more affiliated money market mutual funds or short-term bond funds for temporary investment purposes, so long as no more than 25% of an Underlying Portfolio’s total assets are invested in shares of an affiliated money market mutual fund or short-term bond fund.

Investments in Other Investment Companies.   Investments by the Underlying Portfolios in other investment companies will result in an additional layer of fees for Portfolio shareholders. The additional layer of fees is charged to the Underlying Portfolios in their capacity as a shareholder in the other investment company. Under the Investment Company Act, an Underlying Portfolio’s investment in other investment companies is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Underlying Portfolio’s total assets with respect to any one investment company; and (c) 10% of the Underlying Portfolio’s total assets in the aggregate.

Exchange-Traded Funds (ETFs)

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Consistent with their respective investment objectives and when otherwise permissible, the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees that increase their costs.

Short Sales “Against the Box”

Certain Underlying Portfolios (the AST JPMorgan International Equity Portfolio, the AST William Blair International Growth Portfolio, the AST Small-Cap Growth Portfolio, the AST Goldman Sachs Small-Cap Value Portfolio, the AST Goldman Sachs Concentrated Growth Portfolio, the AST DeAM Large-Cap Value Portfolio, the AST American Century Income & Growth Portfolio, the AST Mid-Cap Value Portfolio, the AST Large-Cap Value Portfolio, the AST Goldman Sachs High Yield Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio, and the AST Federated Aggressive Growth Portfolio) make short sales “against the box.” A short sale against the box involves selling a security that the Underlying Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. An Underlying Portfolio may make a short sale against the box to hedge

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against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Underlying Portfolio loses the opportunity to participate in the gain.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of each Asset Allocation Portfolio’s portfolio securities is described in the SAI and on the Trust’s website at www.americanskandia.prudential.com. The Trust will provide a list of the securities held by each Asset Allocation Portfolio on the Trust’s website at www.americanskandia.prudential.com in accordance with those policies and procedures. The Trust will also file a list of securities held by each Asset Allocation Portfolio with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov.

FINANCIAL HIGHLIGHTS:

Because the Asset Allocation Portfolios had not commenced operations as of the date of this Prospectus, no financial highlights data is provided. Financial highlights data for the Underlying Portfolios is set forth in the Underlying Portfolio Prospectus under the caption “Financial Highlights.”

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APPENDIX I:

INFORMATION CONCERNING THE UNDERLYING PORTFOLIOS

The Underlying Portfolios are designed to provide a wide range of investment options. Each Underlying Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Underlying Portfolios offer the potential for high returns with correspondingly higher risk, while others offer the potential for stable returns with relatively less risk. It is possible for the Asset Allocation Portfolios to lose money when investing even in the most conservative of the Underlying Portfolios. Investments by the Asset Allocation Portfolios in the Underlying Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following discussion highlights the investment goal, primary investments, and principal investment strategies of the Underlying Portfolios in which Asset Allocation Portfolio assets are likely to be invested. Risks relating to the Asset Allocation Portfolios’ investments in the Underlying Portfolios are described in this Prospectus under the caption “Certain Risk Factors and Investment Methods.” Additional information about each Underlying Portfolio’s potential investments and the risks associated with an investment in the Underlying Portfolios is included in the Underlying Portfolio Prospectus under the captions “Risk/Return Summary,” “Investment Objectives and Policies,” and “Certain Risk Factors and Investment Methods.”

International and Global Underlying Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
AST JPMorgan International Equity	Capital growth	The Portfolio invests primarily in equity securities of foreign companies.
AST William Blair International Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of foreign companies.
AST LSV International Value	Capital growth	The Portfolio invests primarily in equity securities of foreign companies represented in the MSCI EAFE® Index.
AST MFS Global Equity	Capital growth	The Portfolio invests primarily in equity securities of U.S. and foreign issuers.

Principal Investment Strategies of International and Global Underlying Portfolios:

The AST JPMorgan International Equity Portfolio (formerly, the AST Strong International Equity Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. This Underlying Portfolio seeks to meet its investment objective by investing its total assets in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States. The Sub-advisor intends to focus on companies with an above-average potential for long-term growth and attractive relative valuations. The Sub-advisor selects companies based on five key factors: growth, valuation, management, risk, and sentiment. In addition, the Sub-advisor looks for companies with the following characteristics: (1) a distinguishable franchise on a local, regional or global basis; (2) a history of effective management demonstrated by expanding revenues and earnings growth; (3) prudent financial and accounting policies; and (4) an ability to capitalize on a changing business environment.

This Underlying Portfolio will normally allocate assets among a variety of countries, regions and industry sectors, investing in at least five countries outside of the United States. In selecting countries, the Sub-advisor considers such factors as economic growth prospects, monetary and fiscal policies, political stability, currency trends and market liquidity. This Underlying Portfolio may invest up to 40% of its total assets in any one country and up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.

The AST William Blair International Growth Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or

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preferred stocks. This Underlying Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. This Underlying Portfolio normally invests primarily in securities of issuers from at least five different countries, excluding the United States. Although this Underlying Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

This Underlying Portfolio invests primarily in companies selected for their growth potential. The Sub-advisor generally takes a “bottom up” approach to choosing investments for this Underlying Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in this Underlying Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

The AST LSV International Value Portfolio (formerly, the AST DeAM International Equity Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. This Underlying Portfolio pursues its investment objective by primarily investing in the equity securities of foreign companies that are represented in the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Sub-advisor uses proprietary quantitative investment models to manage this Underlying Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-US, developed market equities. This investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged US Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The AST MFS Global Equity Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in equity securities. This Underlying Portfolio will invest in the securities of issuers located in the U.S. and foreign countries (including issuers in developing countries).

This Underlying Portfolio focuses on companies that the Sub-advisor believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. This Underlying Portfolio generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. This Underlying Portfolio’s investments may include securities traded in the over-the-counter markets, rather than on securities exchanges. The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing this Underlying Portfolio. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

Capital Growth Underlying Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
AST Small-Cap Growth	Capital growth	This Underlying Portfolio invests primarily in common stocks of small capitalization companies.
AST DeAM Small-Cap Growth	Maximum capital growth	This Underlying Portfolio invests primarily in equity securities of small capitalization companies included in the Russell 2000® Growth Index.
AST Federated Aggressive Growth	Capital growth	This Underlying Portfolio invests primarily in the stocks of small companies that are traded on national securities exchanges, NASDAQ stock exchange and the over-the-counter market.

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AST Small-Cap Value	Long-term capital growth	This Underlying Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.
AST DeAM Small-Cap Value	Maximum capital growth	This Underlying Portfolio invests primarily in equity securities of small capitalization companies included in the Russell 2000® Value Index.
AST Goldman Sachs Mid-Cap Growth	Long-term capital growth	This Underlying Portfolio invests primarily in equity securities of medium-sized companies.
AST Neuberger Berman Mid-Cap Growth	Capital growth	This Underlying Portfolio invests primarily in common stocks of medium capitalization companies.
AST Neuberger Berman Mid-Cap Value	Capital growth	This Underlying Portfolio invests primarily in common stocks of medium capitalization companies.
AST Mid-Cap Value	Capital Growth	This Underlying Portfolio invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of medium capitalization companies.
AST T. Rowe Price Natural Resources	Long-term capital growth	This Underlying Portfolio invests primarily in common stocks of companies that own or develop natural resources and other basic commodities.
AST T. Rowe Price Large-Cap Growth	Long-term capital growth	This Underlying Portfolio invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of large capitalization companies.
AST MFS Growth	Long-term capital growth and future income	This Underlying Portfolio invests primarily in common stocks and related securities.
AST Marsico Capital Growth	Capital growth	This Underlying Portfolio invests primarily in common stocks, with the majority of the Portfolio’s assets in large capitalization stocks.
AST Goldman Sachs Concentrated Growth	Capital growth	This Underlying Portfolio invests primarily in equity securities.
AST DeAM Large-Cap Value Fund	Maximum capital growth	This Underlying Portfolio invests primarily in equity securities of large capitalization companies included in the Russell 1000® Value Index.
AST Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation	This Underlying Portfolio invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies.
AST AllianceBernstein Core Value	Long-term capital growth	This Underlying Portfolio invests primarily in common stocks of large capitalization companies that appear to be undervalued.

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Principal Investment Strategies of Capital Growth Underlying Portfolios:

The AST Small-Cap Growth Portfolio (formerly, the AST State Street Research Small-Cap Growth Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. For purposes of this Underlying Portfolio, small-sized companies are those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000 Growth Index at the time of the Portfolio’s investment. The size of the companies in the Russell 2000Growth Index and those on which the Sub-advisor intends to focus the Portfolio’s investments will change with market conditions. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000 Growth Index was $522 million and the median market capitalization was $1.03 billion. The Sub-advisor uses its own fundamental research, computer models and proprietary measures of growth in determining which stocks to select for this Underlying Portfolio. The Sub-advisor’s investment strategy seeks to identify stocks of companies which have strong business momentum, earnings growth, and superior management teams, as well as stocks of those companies whose earnings growth potential may not be currently recognized by the market and whose stock may be considered to be underpriced using various financial measurements employed by the Sub-advisor, such as price-to-earnings ratios.

The AST DeAM Small-Cap Growth Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. This Underlying Portfolio pursues its investment objective by primarily investing in the equity securities of small-sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active stock selection. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Growth Index was $1.03 billion and the median market capitalization was $522 million. The size of the companies in the Russell 2000® Growth Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a standard deviation of +/- 4%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Growth Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor considers a number of factors in determining whether to invest in a growth stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, this Underlying Portfolio may occasionally make investments for short-term capital appreciation. The Sub-advisor generally takes a “bottom up” approach to building this Underlying Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST Federated Aggressive Growth Portfolio pursues its investment objective by investing primarily in the stocks of small companies that are traded on national security exchanges, NASDAQ stock exchange and the over-the-counter market. Small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index (which had a market capitalization range of $26 million to $6.1 billion as of December 31, 2004) or the Standard & Poor’s Small Cap 600 Index (which had a market capitalization range of $68 million to $4.9 billion as of December 31, 2004). Such definition will be applied at the time of investment and this Underlying Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 25% of this Underlying Portfolio’s net assets may be invested in foreign securities, which are typically denominated in foreign currencies.

The Sub-advisor’s process for selecting investments is bottom-up and growth-oriented. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. The Sub-advisor assesses individual companies from the perspective of a long-term investor. The Sub-advisor seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets.

The AST Small-Cap Value Portfolio (formerly, the AST Gabelli Small-Cap Value Portfolio) will invest, under normal circumstances, at least 80% of the value of its net assets in small capitalization companies. For purposes of this Underlying

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Portfolio, small capitalization companies are generally those that have market capitalizations, at the time of purchase, not exceeding the greater of (i) $3 billion or (ii) the largest capitalized company included in the Russell® 2000 Index during the previous 12-months based on month-end data.

The assets of this Underlying Portfolio are independently managed by four Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers determine and allocate a portion of this Underlying Portfolio’s assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to the Underlying Portfolio Prospectus.

Although each Sub-advisor will follow this Underlying Portfolio’s policy of investing, under normal circumstances, at least 80% of the Portfolio’s assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio’s objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

J. P. Morgan Investment Management Inc. (J. P. Morgan) is responsible for managing approximately 53% of this Underlying Portfolio’s assets. This Sub-advisor follows a three-step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company’s relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munder Investments, Ltd. is responsible for managing approximately 15% of this Underlying Portfolio’s assets. The Sub-advisor seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor’s research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company’s peers; (2) Low stock price relative to a company’s underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

Integrity Asset Management is responsible for managing approximately 11% of this Underlying Portfolio’s assets. The Sub-advisor focuses on achieving capital appreciation by maintaining a diversified portfolio of small capitalization stocks that are currently undervalued, yet poised to outperform. To identify these stocks, the Sub-advisor follows a disciplined process seeking two key elements: prudent value and improving sentiment. Prudent value implies that a statistically “cheap” stock, trading below its estimate of intrinsic value, will deliver strong total return over time. The process also identifies catalysts that lead to improving investor sentiment. Risk exposure is continuously evaluated throughout the process to ensure consistent long-term performance versus the Russell 2000 Value index.

Salomon Brothers Asset Management Inc. is responsible for managing approximately 21% of this Underlying Portfolio’s assets. The Sub-advisor emphasizes individual security selection while spreading the Fund’s investments among industries and sectors. The Sub-advisor uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector.

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The Sub-advisor uses quantitative parameters to select a universe of smaller capitalized companies that fit this Underlying Portfolio’s general investment criteria. In selecting individual securities from within this range, the Sub-advisor looks for “value” attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. The Sub-advisor also uses quantitative methods to identify catalysts and trends that might influence this Underlying Portfolio’s industry or sector focus, or the Sub-advisor’s individual security selection.

The AST DeAM Small-Cap Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. This Underlying Portfolio pursues its objective by primarily investing in the equity securities of small-sized companies included in the Russell 2000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Value Index, but which outperforms the Russell 2000® Value Index through active stock selection. The Russell 2000® Value Index is a market capitalization index that measures the performance of small-sized companies trading at discounts to their value. As December 31, 2004, the average market capitalization of the companies in the Russell 2000® Value Index was $1.07 billion and the median market capitalization was $602 million. The targeted tracking error of this Portfolio is 4% with a standard deviation of +/- 4%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Value Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, this Underlying Portfolio may occasionally make investments for short-term capital appreciation. The Sub-advisor generally takes a “bottom up” approach to building this Underlying Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST Goldman Sachs Mid-Cap Growth Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The Fund pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of this Underlying Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Mid Cap Growth Index. As of December 31, 2004, the average market capitalization of the companies in the Russell Mid Cap Growth Index was $7.02 billion and the median market capitalization was $3.55 billion. The Sub-advisor generally takes a “bottom up” approach to choosing investments for this Underlying Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The AST Neuberger Berman Mid-Cap Growth Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of this Underlying Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Index. As of December 31, 2004, the average market capitalization of the companies in the Russell Midcap® Index was $7.38 billion and the median market capitalization was $3.68 billion. This Underlying Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Sub-advisor employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Sub-advisor looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Sub-advisor analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

The Sub-advisor follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

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The AST Neuberger Berman Mid-Cap Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. Companies with equity market capitalizations that fall within the range of the Russell Midcap® Index at the time of investment are considered mid-cap companies for purposes of this Underlying Portfolio. As of December 31, 2004, the average market capitalization of the companies in the Russell MidCap® Index was $7.38 billion and the median market capitalization was $3.68 billion. Some of this Underlying Portfolio’s assets may be invested in the securities of large-cap companies as well as in small-cap companies. This Underlying Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under this Underlying Portfolio’s value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Mid-Cap Value Portfolio (formerly known as the AST Gabelli All-Cap Value Portfolio) will generally invest at least 80% of its net assets in the equity securities of mid-cap companies. This strategy is not a fundamental investment policy and may be modified in response to market events or new regulatory requirements. In the event that this Underlying Portfolio intends to change its policy to invest 80% in mid-cap companies, it will provide at least 60 days notice to shareholders. For purposes of this Underlying Portfolio, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Mid Cap Value Index during the previous 12-months based on month-end data. The market capitalization range of the Russell Mid Cap Value Index changes constantly, but as of May 31, 2005, the range was from $500 million to $39 billion.

In making stock selections, this Underlying Portfolio strives to earn a 10% real rate of return but there is no guarantee that this target return will be achieved. Although each Sub-advisor will follow this Underlying Portfolio’s policy of investing, under normal circumstances, primarily in readily marketable equity securities, each Sub-advisor expects to utilize different investment strategies to achieve this Underlying Portfolio’s objective of capital growth. The current asset allocations and principal investment strategies for the Sub-advisors is summarized below:

WEDGE Capital Management, LLP is responsible for managing approximately 50% of this Underlying Portfolio’s assets. This Sub-advisor normally employs a traditional value style bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fundamental Value Model identifies those stocks with the greatest potential for profit, based on projected earnings quality, dividend yields, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial parameters. WEDGE’s research analysts employ comprehensive qualitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth assessment of company management. All potential additions to this Underlying Portfolio are reviewed and approved by the firm’s Investment Policy Committee. The decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock’s Fundamental Value Model ranking falls to a predetermined level.

EARNEST Partners, LLC is responsible for managing approximately 50% of this Underlying Portfolio’s assets. This Sub-advisor normally employs a fundamental, bottom-up investment process. The first step in EARNEST’s investment process is to screen the relevant universe to identify stocks that are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition®, the Sub-advisor seeks

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to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The Sub-advisor screens thousands of companies and selects for an in-depth fundamental review those exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the Sub-advisor to review thousands of companies and focus on those considered the best prospects.

Next, the approximately 150 best companies identified in the screening process are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company’s management team and industry specialists, review of the company’s financial reports, analysis of industry and company-specific studies, and independent field research. The Sub-advisor seeks companies in attractive industries with developed strategies, talented and honest management teams, sufficient funding, and strong financial results. The Sub-advisor eliminates from consideration any company that does not pass an exhaustive fundamental analysis.

The final step in EARNEST’s investment process is to construct a portfolio that includes those stocks expected to have the best performance and that effectively manages the risk of meaningfully underperforming the assigned benchmark. The Sub-advisor uses a statistical approach called downside deviation to measure and then constrain the likelihood of significantly underperforming the benchmark. Using this information, the Sub-advisor selects investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks with high-expected excess returns and limited risk of meaningful underperformance. This Sub-advisor expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $10 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization have grown to $20 billion).

This Underlying Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

The AST T. Rowe Price Natural Resources Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in natural resource companies. This Underlying Portfolio also may invest in non-resource companies with the potential for growth. When selecting stocks, the Sub-advisor looks for companies that have the ability to expand production, maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which this Underlying Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

Although at least 50% of Portfolio assets will be invested in U.S. securities, up to 50% of total assets also may be invested in foreign securities. This Underlying Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

The AST T. Rowe Price Large-Cap Growth Portfolio (formerly known as the AST AllianceBernstein Large-Cap Growth Portfolio) takes a growth approach to investment selection and normally invests at least 80% of its net assets in the common stocks of large companies. A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of December 31, 2004, was $4,366 million, and is subject to change). The market capitalization of the companies in the fund’s portfolio and the Russell index changes over time; this Underlying Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. We generally look for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, we believe that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, this Underlying Portfolio’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when this Underlying Portfolio’s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

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While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with this Underlying Portfolio’s objectives.

This Underlying Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The AST MFS Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth. The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing this Underlying Portfolio. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor. This Underlying Portfolio may invest up to 35% of its net assets in foreign securities.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. This Underlying Portfolio will normally hold a core position of between 35 and 50 common stocks. This Underlying Portfolio may hold a limited number of additional common stocks at times when this Underlying Portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for this Underlying Portfolio the Sub-advisor uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection. The “top-down” approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-advisor may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of observed financial trends. As a result of the “top-down” analysis, the Sub-advisor seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Sub-advisor may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, the Sub-advisor may visit with various levels of a company’s management, as well as with (as relevant) its customers, suppliers, distributors and competitors. The Sub-advisor also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-advisor in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-advisor may reduce or sell investments in portfolio companies if, in the opinion of the Sub-advisor, a company’s fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

This Underlying Portfolio’s core investments generally are comprised of well-known, established growth companies. However, this Underlying Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, this Underlying Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause this Underlying Portfolio to incur higher transaction costs (which may adversely affect this Underlying Portfolio’s performance) and may increase taxable distributions for shareholders.

The AST Goldman Sachs Concentrated Growth Portfolio will pursue its objective by investing primarily in equity securities. Equities securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Sub-advisor believes have

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potential to achieve capital appreciation over the long-term. This Underlying Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-adviser to be positioned for long-term growth.

The AST DeAM Large-Cap Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in large capitalization companies. This Underlying Portfolio pursues its investment objective by primarily investing in the equity securities of large sized companies included in the Russell 1000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection. The Russell 1000® Value Index is a market capitalization index that measures the performance of large, established companies trading at discounts to their fair value. As of December 31, 2004, the average market capitalization of the companies in the Russell 1000® Value Index was approximately $89.88 billion and the median market capitalization was approximately $4.52 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with normal a deviation of +/- 1%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, this Underlying Portfolio may occasionally make investments for short-term capital appreciation. The Sub-advisor generally takes a “bottom up” approach to building this Underlying Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST Large-Cap Value Portfolio (formerly known as the AST Hotchkis & Wiley Large-Cap Value Portfolio) will invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For purposes of this Underlying Portfolio, large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell 1000 Index during the previous 12-months based on month-end data. The 80% requirement applies at the time this Underlying Portfolio invests its assets. Some of these securities may be acquired in IPOs. In addition to these principal investments, this Underlying Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of this Underlying Portfolio are independently managed by two Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of this Underlying Portfolio determine and allocate a portion of this Underlying Portfolio’s assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to the Underlying Portfolio Prospectus.

Although each Sub-advisor will follow this Underlying Portfolio’s policy of investing, under normal circumstances, at least 80% of the Portfolio’s assets in large capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio’s objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

Hotchkis & Wiley initially will be responsible for managing approximately 75% of this Underlying Portfolio’s assets. This Sub-advisor normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Sub-advisor also may invest in stocks that don’t pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

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J. P. Morgan initially will be responsible for managing approximately 25% of this Underlying Portfolio’s assets. This Sub-advisor seeks to identify relative value within sectors. The analysis is purely fundamental, aided by a valuation tool that helps rank stocks within 18 different sectors by their dividend discount rates (DDRs). This Sub-advisor uses the following parameters when seeking to purchase stocks: Stocks below $1 billion in market cap are not purchased in this Underlying Portfolio. If a stock falls below $1 billion after purchase, it will be considered a candidate for sale, but will not be automatically sold. This Sub-advisor will seek to buy a stock when it believes that it has an information advantage around the longer-term earnings prospects or fundamentals of a company relative to the rest of the market, or when it believes there has been a stock price overreaction as a result of incremental news creating a near-term opportunity. This Sub-advisor will seek to sell a stock when its investment thesis has proven correct and the stock price has reacted as expected, it no longer believes its investment thesis will come to fruition, or a better risk-adjusted investment opportunity has been identified within the sector.

The AST AllianceBernstein Core Value Portfolio (formerly known as the AST Sanford Bernstein Core Value Portfolio) will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of this Underlying Portfolio’s assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, this Underlying Portfolio seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. The Sub-advisor’s investment approach is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio investments are selected by the Sub-advisor based upon a model portfolio of 125-175 stocks constructed by the Sub-advisor. In selecting investments for the model portfolio, the Sub-advisor takes a “bottom-up” approach. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor relates present value of each company’s forecasted future cash flow to the current price of its stock. The Sub-advisor ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

Growth and Income Underlying Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
AST Cohen & Steers Realty	Maximize total return	This Underlying Portfolio invests primarily in equity securities of real estate companies.
AST AllianceBernstein Managed Index 500	To outperform the S&P 500® Stock Index	This Underlying Portfolio invests primarily in common stocks included in the S&P 500®.
AST American Century Income & Growth	Capital growth and, secondarily, current income	This Underlying Portfolio invests primarily in stocks of large U.S. companies selected through quantitative investment techniques.
AST AllianceBernstein Growth & Income	Long term capital growth and income	This Underlying Portfolio invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.

Principal Investment Strategies of Growth and Income Underlying Portfolios:

The AST Cohen & Steers Realty Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities of real estate related issuers. Under normal circumstances, this Underlying Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Sub-advisor’s view, a significant element of the securities’ value, and preferred stocks.

For purposes of this Underlying Portfolio’s investment policies, a “real estate company” is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. This Underlying Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. Real estate companies may include real estate investment trusts (REITs). REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

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The AST AllianceBernstein Managed Index 500 Portfolio (formerly known as the AST Sanford Bernstein Managed Index 500 Portfolio) will invest, under normal circumstances, at least 80% of its net assets in securities included in the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500®). This Underlying Portfolio is actively managed and seeks to outperform the S&P 500® through the Sub-advisor’s stock selection resulting in different weightings of common stocks relative to the index. The S&P 500® is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the NYSE).

In seeking to outperform the S&P 500®, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500®. Based on these criteria, the Sub-advisor determines whether this Underlying Portfolio should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500® that the stock represents. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500® stocks should not be held by this Underlying Portfolio in any amount, and (2) certain equity securities that are not included in the S&P 500® should be held by this Underlying Portfolio. This Underlying Portfolio may invest up to 15% of its total assets in equity securities not included in the S&P 500®.

While this Underlying Portfolio attempts to outperform the S&P 500®, it is not expected that any outperformance will be substantial. This Underlying Portfolio also may underperform the S&P 500® over short or extended periods.

The AST American Century Income & Growth Portfolio’s investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of the stock), from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock’s value as well as measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses the rate of growth in a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk.

The AST AllianceBernstein Growth & Income Portfolio (formerly known as the AST Alliance Growth and Income Portfolio) normally will invest in common stocks (and securities convertible into common stocks).

The Sub-advisor will take a value-oriented approach, in that it will try to keep this Underlying Portfolio’s assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, this Underlying Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

In seeking to achieve its objective, this Underlying Portfolio invests primarily in the equity securities of U.S. companies that the Sub-advisor believes are undervalued. The Sub-advisor believes that, over time, stock prices (of companies in which this Underlying Portfolio invests) will come to reflect the companies’ intrinsic economic values. The Sub-advisor uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Sub-advisor’s analysts prepare their own earnings estimates and financial models for each company followed. The Sub-advisor employs these models to identify equity securities whose current market prices do not reflect what it considers to be their intrinsic economic value. In determining a company’s intrinsic economic value, the Sub-advisor takes into account any factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Sub-advisor then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their stock prices and their intrinsic economic values, with companies with the greatest disparities receiving the highest ranking (i.e., being considered the most undervalued).

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Fixed Income Underlying Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
AST T. Rowe Price Global Bond	High current income and capital growth	This Underlying Portfolio invests in high-quality foreign and U.S. dollar-denominated bonds.
AST Goldman Sachs High Yield	High current income and may consider potential for capital appreciation	This Underlying Portfolio invests primarily in high yield fixed income securities that, at the time of purchase, are non-investment grade securities.
AST Lord Abbett Bond-Debenture	High current income and the opportunity for capital appreciation to produce a high total return.	This Underlying Portfolio invests primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks.
AST PIMCO Total Return Bond	Maximize total return, consistent with preservation of capital	This Underlying Portfolio invests primarily in higher-quality fixed income securities of varying maturities, so that the Portfolio’s expected average duration will be from three to six years.
AST PIMCO Limited Maturity Bond	Maximize total return, consistent with preservation of capital	This Underlying Portfolio invests primarily in higher-quality fixed income securities of varying maturities, so that the Portfolio’s expected average duration will be from one to three years.
AST Money Market	Maximize current income and maintain high levels of liquidity	This Underlying Portfolio invests in high-quality, short-term, U.S. dollar-denominated instruments.

Principal Investment Strategies of Fixed Income Underlying Portfolios:

The AST T. Rowe Price Global Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. This Underlying Portfolio will invest in all types of bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds, mortgage and asset-backed securities and high-yield bonds of U.S. and foreign issuers. This Underlying Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. This Underlying Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

Although this Underlying Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. This Underlying Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies (“cross-hedging”). The Sub-advisor also attempts to reduce currency risks through diversification among foreign securities and active management of maturities and currency exposures.

This Underlying Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds (“junk bonds”) and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars. In addition, this Underlying Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

The AST Goldman Sachs High Yield Portfolio (formerly, the AST Federated High Yield Portfolio) will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (‘‘Net Assets’’) in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by a Moody’s Investors Services, Inc. or

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Standard & Poor’s Corporation, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest in all types of fixed income securities, including, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal Securities and preferred stock.

To pursue its investment objective, the AST Lord Abbett Bond-Debenture Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. To pursue its objective, this Underlying Portfolio normally invests primarily in high yield and investment grade debt securities, securities convertible into common stock, and preferred stocks. At least 20% of this Underlying Portfolio’s assets must be invested in any combination of investment grade securities, U.S. Government securities and cash equivalents.

The Sub-advisor believes that a high total return (current income and capital growth) may be derived from an actively managed, diversified portfolio of investments. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the Sub-advisor attempts to reduce this Underlying Portfolio’s risks. The Sub-advisor seeks unusual values, using fundamental, “bottom-up” research (i.e., research on individual companies rather than the economy as a whole) to identify undervalued securities. This Underlying Portfolio may find good value in high yield securities, sometimes called “lower-rated bonds” or “junk bonds,” and frequently may have more than half of its assets invested in those securities. This Underlying Portfolio may also make significant investments in mortgage-backed securities. Although this Underlying Portfolio expects to maintain a weighted average maturity in the range of five to twelve years, there are no maturity restrictions on the overall portfolio or on individual securities.

The AST PIMCO Total Return Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities, including:

(1)          securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

(2)          corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

(3)          mortgage and other asset-backed securities;

(4)          inflation-indexed bonds issued by both governments and corporations;

(5)          structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

(6)          delayed funding loans and revolving credit securities;

(7)          bank certificates of deposit, fixed time deposits and bankers’ acceptances;

(8)          repurchase agreements and reverse repurchase agreements;

(9)          debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

(10)   obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;

(11)   derivative instruments, including swap agreements; and

(12)   obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of this Underlying Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

This Underlying Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of this Underlying Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor’s forecast for interest rates. This Underlying Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. This Underlying Portfolio may invest up to 10% of its assets

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in fixed income securities that are rated below investment grade or, if unrated, determined by the Sub-advisor to be of comparable quality (i.e., junk bonds).

The AST PIMCO Limited Maturity Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities, including::

(1)          securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

(2)          corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

(3)          mortgage and other asset-backed securities;

(4)          inflation-indexed bonds issued by both governments and corporations;

(5)          structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

(6)          delayed funding loans and revolving credit securities;

(7)          bank certificates of deposit, fixed time deposits and bankers’ acceptances;

(8)          repurchase agreements and reverse repurchase agreements;

(9)          debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

(10)   obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

(11)   obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of this Underlying Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

This Underlying Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of this Underlying Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor’s forecast for interest rates. This Underlying Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. This Underlying Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade or, if unrated, determined by the Sub-advisor to be of comparable quality (i.e., junk bonds).

The AST Money Market Portfolio will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, this Underlying Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, this Underlying Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Trust, present minimal credit risks. This Underlying Portfolio will not purchase any security (other than a United States Government security) unless:

(1)   if rated by only one nationally recognized statistical rating organization (such as Moody’s and Standard & Poor’s), such organization has rated it with the highest rating assigned to short-term debt securities;

(2)   if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

(3)   it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

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Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484
Investment Managers
American Skandia Investment Services, Incorporated	Prudential Investments LLC
One Corporate Drive	Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484	Newark, NJ 07102
Custodian
PFPC Trust Company
400 Bellevue Parkway
Wilmington, DE 19809
Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809
Independent Registered Public Accounting Firm
KPMG LLP
345 Park Avenue
New York, NY 10154
Legal Counsel	Counsel to the Independent Trustees
Goodwin Procter LLP	Bell, Boyd & Lloyd LLC
901 New York Avenue, N.W.	70 West Madison Street
Washington, D.C. 20001	Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 752-6342 or by writing to American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

Additional information about the Asset Allocation Portfolios is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Underlying Portfolios is included in the Underlying Portfolio SAI. Additional information about the Asset Allocation Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each Asset Allocation Portfolio during its last fiscal year. The SAI, the Underlying Portfolio SAI, and additional copies of annual and semi-annual reports are available without charge by calling the above number.

Delivery of Prospectus and other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy, you should call 1-800-SKANDIA or write to “American Skandia Trust, c/o American Skandia Life Assurance Corporation.” at P.O. Box 7038, Bridgeport, CT 06601-9642. The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

The information in the Trust’s filings with the Commission (including the SAI, the Underlying Portfolio Prospectus, and the Underlying Portfolio SAI) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Trust is available on the EDGAR database on the Commission’s Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186

STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 5, 2005

AMERICAN SKANDIA TRUST
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

American Skandia Trust (the Trust) is a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its 42 separate Portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios). This Statement of Additional Information (this SAI) discusses the following five Portfolios (collectively, the Asset Allocation Portfolios):

AST Aggressive Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Conservative Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

The Trust offers one class of shares of each Portfolio. Shares of the Trust are or may be sold to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey and American Skandia Life Assurance Company (collectively, Prudential Insurance) as investment options under variable life insurance and variable annuity contracts. In addition, shares of the Portfolios may be offered to separate accounts of non-Prudential insurance companies for the same types of contracts (collectively with the Prudential Insurance contracts, the Contracts). These separate accounts invest in shares of the Trust through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Trust to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

NOT EVERY PORTFOLIO IS AVAILABLE UNDER EACH CONTRACT. THE PROSPECTUS FOR EACH CONTRACT LISTS THE PORTFOLIOS CURRENTLY AVAILABLE UNDER THAT PARTICULAR CONTRACT.

In order to sell shares to both Prudential and non-Prudential insurance companies, the Trust has obtained an exemptive order (the Order) from the United States Securities and Exchange Commission (SEC). The Trust and its Portfolios are managed in compliance with the terms and conditions of that Order. This SAI is not a prospectus and should be read in conjunction with the Prospectus relating to the Asset Allocation Portfolios, dated December 5, 2005 (the Prospectus). Each of the Prospectus, the prospectus relating to the other 37 Portfolios of the Trust, dated May 1, 2005 and as amended and supplemented to date (the Underlying Portfolio Prospectus), and the statement of additional information relating to the other 37 Portfolios of the Trust, dated May 1, 2005 and as amended and supplemented to date (the Underlying Portfolio SAI), are available without charge upon written request to American Skandia Trust, One Corporate Drive, Shelton, Connecticut 06484 or by telephoning (203) 926-1888. You may obtain a copy of the Trust’s annual report at no charge by request to the Trust, at the address or telephone number noted above.

GENERAL INFORMATION AND HISTORY:

Prior to May 1, 1992, the Trust was known as the Henderson International Growth Fund, which consisted of only one portfolio. This initial Portfolio is currently known as the AST JPMorgan International Equity Portfolio (formerly known as the AST Strong International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Putnam International Equity Portfolio and the Seligman Henderson International Equity Portfolio). The AST AllianceBernstein Growth & Income Portfolio (formerly known as the AST Alliance Growth and as the Income Portfolio and as the AST Lord Abbett Growth and Income Portfolio) was first offered as of May 1, 1992. The AST Goldman Sachs Concentrated Growth Portfolio (formerly known as the AST JanCap Growth Portfolio) and the AST Money Market Portfolio were first offered as of November 4, 1992. The AST Neuberger Berman Mid-Cap Value Portfolio (formerly known as the Federated Utility Income Portfolio) and the AST Global Allocation Portfolio (formerly known as the DeAM Global Allocation Portfolio, the AIM Balanced Portfolio, the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The Goldman Sachs High Yield Portfolio (formerly known as the AST Federated High Yield Portfolio), the AST T. Rowe Price Asset Allocation Portfolio, AST Small-Cap Growth Portfolio (formerly known as the AST State Street Research Small-Cap Growth Portfolio, the PBHG Small-Cap Growth Portfolio, the AST Janus Small-Cap Growth Portfolio and the Founders Capital Appreciation Portfolio), the AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly known as the AST INVESCO Capital Income Portfolio) and the AST PIMCO Total Return Bond Portfolio were first offered as of December 31, 1993. The AST T. Rowe Price Global Bond Portfolio (formerly known as the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994. The AST Neuberger Berman Mid-Cap Growth Portfolio (formerly known as the Berger Capital Growth Portfolio) was first offered as of October 19, 1994. The AST LSV International Value Portfolio (formerly known as the AST DeAM International Equity Portfolio and the AST Founders Passport Portfolio and the Seligman Henderson International Small Cap Portfolio), the AST T. Rowe Price Natural Resources Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The AST AllianceBernstein Large-Cap Growth Portfolio (formerly known as the AST Alliance Growth Portfolio, AST Oppenheimer Large-Cap Growth Portfolio, and the Robertson Stephens Value + Growth Portfolio) was first offered as of May 2, 1996. The AST William Blair International Growth Portfolio (formerly known as the AST Janus Overseas Growth Portfolio), the AST Small-Cap Value Portfolio (formerly known as the AST Gabelli Small-Cap Value Portfolio and the AST T. Rowe Price Small Company Value Portfolio), the AST American Century Strategic Balanced Portfolio and the AST American Century Income & Growth Portfolio (formerly known as the AST Putnam Value Growth & Income Portfolio) were first offered as of January 2, 1997. The AST Marsico Capital Growth Portfolio was first offered as of December 22, 1997. The AST Goldman Sachs Small-Cap Value Portfolio (formerly known as the AST Lord Abbett Small Cap Value Portfolio), the AST Cohen & Steers Realty Portfolio, and the AST AllianceBernstein Managed Index 500 Portfolio (formerly known as the AST Sanford Bernstein Managed Index 500 Portfolio and as the AST Bankers Trust Managed Index 500 Portfolio) were first offered as of January 2, 1998. The AST DeAM Small-Cap Growth Portfolio (formerly known as the AST Scudder Small-Cap Growth Portfolio) was first offered as of January 4, 1999. The AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio were first offered as of October 18, 1999. The AST Alger All-Cap Growth Portfolio was first offered as of December 30, 1999. The AST Goldman Sachs Mid-Cap Growth Portfolio (formerly known as the AST Janus Mid-Cap Growth Portfolio) was first offered as of May 1, 2000. The AST Federated Aggressive Growth Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST DeAM Large-Cap Value Portfolio (formerly known as the Janus Strategic Value Portfolio) and the AST Lord Abbett Bond-Debenture Portfolio were first offered on October 23, 2000. The AST AllianceBernstein Growth + Value Portfolio (formerly known as the AST Alliance/Bernstein Growth + Value Portfolio) and the AST AllianceBernstein Core Value (formerly known as the AST Sanford Bernstein Core Value) Portfolio were first offered on May 1, 2001. The AST DeAM Small-Cap Growth Portfolio was first offered on May 1,

2002. The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Balanced Asset Allocation Portfolio, the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio were each first offered on or about December 5, 2005. If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

INVESTMENT OBJECTIVES, POLICIES AND RISKS:

The following information supplements, and should be read in conjunction with, the discussion in the Prospectus of the investment objective and policies of each Asset Allocation Portfolio. Because each Asset Allocation Portfolio will have different amounts of exposure to equity Portfolios and fixed-income Portfolios, the risks, opportunities and total return associated with an investment in each Asset Allocation Portfolio may differ.

The investment objective and investment policies and restrictions of each Asset Allocation Portfolio, unless otherwise specified, are not “fundamental” policies and may be changed by the Board of Trustees of the Trust without approval of the shareholders of the applicable Asset Allocation Portfolio. Those investment policies specifically labeled as fundamental, including those described in this SAI under the caption “Investment Restrictions,” may not be changed without shareholder approval. Fundamental investment policies of an Asset Allocation Portfolio may be changed only with the approval of at least the lesser of: (1) 67% or more of the total shares of the Asset Allocation Portfolio represented at a meeting at which more than 50% of the outstanding shares of such Asset Allocation Portfolio are represented, or (2) a majority of the outstanding shares of the Asset Allocation Portfolio.

Investment Objective.   The investment objective of each Asset Allocation Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Asset Allocation Portfolios and, therefore, can be changed by the Board of Trustees of the Trust at any time. The Asset Allocation Portfolios are designed to provide a wide range of investment options. Each Asset Allocation Portfolio has its own investment strategies (and, as a result, its own level of risk). Some of the Asset Allocation Portfolios offer the potential for high returns with correspondingly higher risk, while others offer the potential for stable returns with relatively less risk. No assurance can be given that the investment objective of any Asset Allocation Portfolio will be achieved.

Principal Investment Strategies.   Each Asset Allocation Portfolio is a “fund of funds” and seeks to achieve its investment objective by investing in one or more Portfolios of the Trust in accordance with its asset allocation strategy. An Asset Allocation Portfolio, however, may not invest in any of the other Asset Allocation Portfolios or the AST Global Allocation Portfolio. The Portfolios of the Trust in which an Asset Allocation Portfolio may invest are each individually referred to as an “Underlying Portfolio” and are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Asset Allocation Portfolios, other funds advised by the Investment Mangers or their affiliates may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Asset Allocation Portfolios. Each Asset Allocation Portfolio also may invest directly in government securities and cash equivalents for cash management purposes.

Investment Process.   The asset allocation strategy for each Asset Allocation Portfolio generally will be determined by the Strategic Investment Research Group of PI in consultation with Morningstar Associates, LLC (Morningstar). These strategies entail dividing the assets of each Asset Allocation Portfolio between the equity and the debt/money market asset classes based upon certain categories within those asset classes.  For example, categories within the equity asset class may be based upon stock market capitalization (e.g., large-cap, mid-cap, or small-cap), investment style (e.g., growth, core, or value), or various other factors. Categories within the debt/money market asset class may be based upon credit quality (e.g., investment grade or “high yield” debt), types of issuers (e.g., U.S. government or corporate), or various other factors. These allocations are referred to as “strategic allocations.” Generally, the strategic allocation for the more aggressive Asset Allocation Portfolios will emphasize investments in the equity asset class while the strategic allocation for the more conservative Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The specific combinations of Underlying Portfolios for each Asset Allocation Portfolio will be consistent with the strategic allocation for that Portfolio. These combinations are referred to as “Underlying Portfolio allocations.”

The Asset Allocation Portfolios currently expect that any changes to the strategic allocation and/or the Underlying Portfolio allocation and any Portfolio re-balancings will be effected within certain pre-determined ranges. Consistent with each Asset Allocation Portfolio’s principal investment policies, the Investment Managers may, however, change the strategic allocation or the Underlying Portfolio allocation both within and beyond such pre-determined ranges at any time in their sole discretion. In addition, the Investment Managers may, at any time in their sole discretion, rebalance the Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation.

Although PI and ASISI serve as the Investment Managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of Sub-advisors. Morningstar is not involved in, or responsible for, the management of the Underlying Portfolios. The extent to which Morningstar’s recommendations are adopted and implemented is determined in the sole discretion of the Investment Managers.

Information about the specific policies and procedures of the Asset Allocation Portfolios is set forth in the Prospectus under the caption “Investment Objectives and Policies.”

Principal Risks.   The Underlying Portfolio shares in which the Asset Allocation Portfolios invest have risks, and the value of those shares will fluctuate. As a result, the performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated among the Underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the applicable Underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives.

Some of these risks related to the Underlying Portfolios include, but are not limited to, the risks set forth below. Equity securities may decline because the stock market as a whole declines, or because of reasons specific to a company, such as disappointing earnings or changes in its competitive environment. In addition, an Asset Allocation Portfolio’s level of risk will increase if a significant portion of such Portfolio’s assets are allocated to investment in securities of small and medium capitalization companies. The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, and AST Conservative Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in equity securities. Any fixed income allocation of an Asset Allocation Portfolio may be subject to changes in market interest rates and changes in the credit quality of specific issuers. In addition, significant exposure to fixed income securities with intermediate to long maturities could subject an Asset Allocation Portfolio to the risk of substantial declines in such Portfolio’s share price when there are significant changes in market interest rates. An Asset Allocation Portfolio’s level of risk will increase if a significant portion of such Portfolio’s assets are allocated to investment in lower-rated high yield bonds or in foreign securities. The AST Balanced Asset Allocation Portfolio, the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in fixed-income securities.

Information Concerning the Underlying Portfolios.   Information about the specific policies and procedures of the Underlying Portfolios and the principal risks associated with an investment in the Underlying Portfolios is set forth in the Appendix I to this SAI. Additional information concerning the Underlying Portfolio is set forth in the Underlying Portfolio SAI under the caption “Investment Objectives and Policies.”

INVESTMENT RESTRICTIONS:

The investment restrictions set forth below are “fundamental” policies. More information regarding “fundamental” policies of the Asset Allocation Portfolios and the requirements for changing such “fundamental” policies is set forth in this SAI under the caption “Investment Objectives, Policies and Principal Risks.”  More information about the “non-fundamental” investment policies of the Asset Allocation Portfolios is set forth in the Prospectus under the caption “Investment Objectives and Policies.”

Under its fundamental investment restrictions, each Asset Allocation Portfolio may not:

1.     Issue senior securities, except as permitted under the Investment Company Act of 1940 (the Investment Company Act).

2.     Borrow money, except that an Asset Allocation Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Asset Allocation Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Asset Allocation Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, an Asset Allocation Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act, or to the extent permitted by any exemption from the Investment Company Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3.     Underwrite securities issued by other persons, except to the extent that an Asset Allocation Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4.     Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5.     Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Asset Allocation Portfolio’s investment policies, or (ii) investing in securities of any kind.

6.     Make loans, except that an Asset Allocation Portfolio may (i) lend portfolio securities in accordance with the Asset Allocation Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Asset Allocation Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment

Company Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7.     Purchase any security if, as a result, more than 25% of the value of the Asset Allocation Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

If a restriction on an Asset Allocation Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Asset Allocation Portfolio assets invested in certain securities or other instruments, or change in average duration of the Asset Allocation Portfolio’s investment portfolio, resulting from changes in the value of the Asset Allocation Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), an Asset Allocation Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit an Asset Allocation Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (7), each Asset Allocation Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Asset Allocation Portfolio’s assets invested in the securities of issuers in a particular industry.

PORTFOLIO TURNOVER:

A high rate of portfolio turnover for an Underlying Portfolio involves correspondingly higher brokerage commission expenses and other transaction costs, which are directly borne by such Underlying Portfolio and are indirectly borne by the applicable Asset Allocation Portfolios. Such higher brokerage commission expenses and other transaction costs will reduce the investment performance of the Underlying Portfolio and the applicable Asset Allocation Portfolios. Information concerning portfolio turnover is set forth in the Prospectus under the caption “Portfolio Turnover.”

ORGANIZATION AND MANAGEMENT OF THE TRUST:

The Trust is a managed, open-end investment company organized as a Massachusetts business trust, the separate Portfolios of which are diversified, unless otherwise indicated. As set forth in the Prospectus, the Asset Allocation Portfolios will be “non-diversified” funds within the meaning of the Investment Company Act because they generally will invest in the securities of a limited number of mutual funds.   However, through its investments in the Underlying Portfolios, each Asset Allocation Portfolio will indirectly own a diversified portfolio of equity securities and/or debt securities/money market instruments.

As of the date of this SAI, 42 Portfolios are available. The Trust may offer additional Portfolios with a range of investment objectives that Participating Insurance Companies may consider suitable for variable annuities and variable life insurance policies or that may be considered suitable for Qualified Plans. The Trust’s current approach to achieving this goal is to seek to have multiple organizations unaffiliated with each other be responsible for conducting the investment programs for the Portfolios. Each such organization would be responsible for the Portfolio or Portfolios to which such organization’s expertise is best suited. As set forth in the Prospectus, American Skandia Investment Services, Inc. (ASISI) and

Prudential Investments LLC (PI) serve as co-managers to the Trust (each, an Investment Manager and together, the Investment Managers). Each Investment Manager is affiliated with Prudential Insurance.

Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio. The Investment Manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new Investment Manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and Sub-advisory Agreements between the Investment Managers and the Trust and the Investment Managers and each Sub-advisor, respectively.

American Skandia Life Assurance Corporation, a Participating Insurance Company, is also a wholly-owned subsidiary of ASI and an indirect subsidiary of Prudential Financial (“Prudential”). Certain officers of the Trust are officers and/or directors of one or more of the following companies: ASISI, American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and ASI. Founded in 1875, Prudential is a publicly held financial services company primarily engaged in providing life insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

ASISI, a Maryland corporation, was incorporated in 1991 and is registered as an investment adviser with the SEC. Prior to April 7, 1995, ASISI was known as American Skandia Life Investment Management, Inc. PI is also registered as an investment adviser with the SEC. PI is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential.

The Trustees and officers of the Trust and their principal occupations are listed below. Unless otherwise indicated, the address of each Trustee and executive officer is One Corporate Drive, Shelton, Connecticut 06484:

Independent Trustees

Name, Address** and Birth date	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
Saul K. Fenster, Ph.D. 3/22/33	Trustee	Since 2003

President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) Society of Manufacturing
Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

				76	Member (since 2000), Board of Directors of IDT Corporation.
Delayne Dedrick Gold 7/15/38	Trustee	Since 2003	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	75	—

Name, Address** and Birth date	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
Julian A. Lerner 11/12/24	Trustee Emeritus	Since 2003	Senior Vice President and Portfolio Manager (1986-1995); AIM Charter Fund and AIM Summit Fund.		—
W. Scott McDonald, Jr. 4/19/37	Vice Chairman and Trustee	Since 2003	Management Consultant (since 1997) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly, principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.	76	—

Name, Address** and Birth date	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
Thomas T. Mooney 11/11/41	Chairman and Trustee	Since 2003	Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003); Vice President and Director of Hi-tech of Rochester.	75
Thomas M. O’Brien 12/5/50	Trustee	Since 1992	President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank.	75	Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Director (since May 2000) of Atlantic Bank of New York.
John A. Pileski 9/2/39	Trustee	Since 2001	Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.	75	Director (since April 2001) of New York Community Bank.
F. Don Schwartz 8/14/35	Trustee	Since 2002	Management Consultant (since April 1985).	75	—

Interested Trustees

Name, Address** and Birth date	Position With Fund	Term of Office***and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
*David R. Odenath, Jr. 3/8/57	President and Trustee	Since 1999	President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February 2003) of Prudential Investments LLC.	75	—
*Robert F. Gunia 12/15/46	Vice President and Director	Since 2001	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.	164	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc. Vice President

Name, Address** and Birth date	Position With Fund	Term of Office***and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
(since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Trust who are not also Trustees is set forth below.

Officers

Name, Address** and Birth date	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Grace C. Torres 6/28/59	Treasurer and Principal Financial and Accounting Officer	Since 1997

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs	Secretary	Since 2005

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Name, Address** and Birth date	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Jonathan D. Shain 8/9/58	Assistant Secretary	Since 2001

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Kathryn L. Quirk	Chief Legal Officer	Since 2005

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Lee D. Augsburger 6/7/59	Chief Compliance Officer	Since 2004

Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Name, Address** and Birth date	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Maryanne Ryan 10/12/64	Anti-Money Laundering Compliance Officer	Since 2002

Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities Corporation; Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of Prudential Investments LLC.

*                    “Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

*                    Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

**             There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which currently calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Trustee and/or Officer.

***      This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

The Trust has Trustees who oversee the actions of the Investment Managers, each Sub-advisor and Distributor, and decide upon matters of general policy. The Trustees also review the actions of the Trust’s Officers, who conduct and supervise the daily business operations of the Trust.

Trustees and Officers of the Trust are also trustees, directors and officers of some or all of the other investment companies advised by the Trust’s Manager and distributed by PIMS.

The Independent Trustees have adopted a retirement policy, which currently calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Interested Trustees of the Trust.

Standing Board Committees

The Board has established three standing committees in connection with governance of the Trust—Audit, Governance and Valuation, as described below:

Audit Committee

The Audit Committee of the Board of Trustees consists of Mr. Pileski (Chair), Mr. O’Brien and Ms. Gold. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trust’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee’s responsibility is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is responsible to the Board and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2004.

Governance Committee

The Governance Committee of the Board of Trustees is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, trustee education, and governance practices. The members of the Governance Committee are Mr. Fenster (Chair), Mr. McDonald, Mr. Schwartz, and Mr. Mooney (ex officio). The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the Investment Company Act. The Governance Committee met two times during the fiscal year ended December 31, 2004. The Governance Committee Charter is available on the Trust’s website at www.americanskandia.prudential.com.

Selection of Trustee Nominees:   The Governance Committee is responsible for considering trustee nominees at such times as it considers electing new directors to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms that the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual is would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Mooney) or the Chair of the Governance Committee (Mr. Fenster), in either case c/o American Skandia Trust, P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•       the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•       a statement concerning whether the person is an “interested person” as defined in the Investment Company Act;

•       any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated;

•       the name and address of the person submitting the recommendation, together with the number of Trust shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information that the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Trust’s investment adviser) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust’s outside legal counsel may cause a person to be deemed an “interested person.”

Before the Governance Committee decides to nominate an individual as a trustee, Committee members and other trustees customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

Shareholder Communications with Directors:   Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o American Skandia Trust, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual trustee by writing to that trustee at P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Valuation Committee

The Valuation Committee consists of at least two Board members or an officer of the Trust and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Trust’s portfolio securities and other assets and meets on an as-needed basis. The Valuation Committee met four times during the fiscal year ended December 31, 2004.

Trustee Compensation

The Trust pays each of its Trustees who is not an affiliated person of the Manager or the Sub-advisors annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as result of the creation of additional funds upon whose Boards the Trustees may be asked to serve.

Independent Trustees may defer receipt of their Trustees’ fees pursuant to a deferred fee agreement with the Trust. Under the terms of such agreement, the Trust accrues daily the amount of Trustee’s fees which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee. The Trust’s obligation to make payments of deferred Trustees’ fees, together with interest thereon, is a general obligation of the Trust.

The Trust has no retirement or pension plan for its Trustees.

The following tables sets forth: (i) the aggregate compensation paid by the Trust for the fiscal year ended December 31, 2004 to the Independent Trustees and (ii) the aggregate compensation paid to those Trustees for service on the Trust’s Board and the Board of any other investment companies managed by PI (the Trust Complex), for the calendar year ended December 31, 2004.

Compensation Table

Name and Position	Aggregate Compensation From Trust($)	Aggregate Compensation from Trust and Fund Complex($)
Saul K. Fenster, Ph.D.—Trustee	$ 81,221	$ 178,667	(4/75)	*
Delayne Dedrick Gold—Trustee	$ 83,405	$ 207,000	(3/74)	*
Julian A. Lerner—Trustee Emeritus	$ 160,000	$ 160,000	(3/74)	*
W. Scott McDonald, Jr.—Trustee**	$ 84,282	$ 185,333	(4/75)	*
Thomas T. Mooney—Trustee**	$ 85,819	$ 202,083	(4/75)	*
Thomas M. O’Brien—Trustee**	$ 82,524	$ 178,000	(3/74)	*
John A. Pileski—Trustee	$ 85,157	$ 183,000	(3/74)	*
F. Don Schwartz—Trustee**	$ 80,571	$ 172,583	(3/74)	*
Louis A. Weil, III—Trustee(1)	$ 20,170	$ 29,833	(3/74)	*

(1)          Mr. Weil resigned from the Board of Trustees effective February 27, 2004.

*                    Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.

**             Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of the Trustees, in total or in part, under the Trust’s deferred fee agreement. Including accrued interest and the selected Prudential Fund’s rate of return on amounts deferred through December 31, 2004, the total amount of compensation for the year amounted to $269,800, $174,034, $194,617 and $264,811 for Messrs. O’Brien, Schwartz, McDonald and Mooney, respectively.

The following tables set forth the dollar range of equity securities in the Trust beneficially owned by a Trustee, and, on aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2004.

Trustee Share Ownership Table

Independent Trustees

Name of Trustee	Dollar Range of Securities in the Trust*	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Trustee in Fund Complex
Saul K. Fenster, Ph.D.	—	$50,001 – 100,000
Delayne Dedrick Gold	—	over $100,000
Julian A. Lerner	—	None
W. Scott McDonald, Jr.	—	over $100,000
Thomas T. Mooney	—	over $100,000
Thomas M. O’Brien	—	over $100,000
John A. Pileski	—	None
F. Don Schwartz	—	$50,001 – 100,000

Interested Trustees

Name of Trustee	Dollar Range of Securities in the Trust*	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Trustee in Fund Complex
Robert F. Gunia	—	over $100,000
David R. Odenath, Jr.	—	over $100,000

*                    Trust securities may only be sold to Participating Insurance Companies as a result of certain IRS rules and regulations. Consequently, the Trustees currently may not own Trust securities.

Under the terms of the Massachusetts General Corporation Law, the Trust may indemnify any person who was or is a Trustee, officer or employee of the Trust to the maximum extent permitted by the Massachusetts General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such Trustees so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Codes of Ethics.   The Trust, the Investment Managers, its Distributor and the Sub-advisors for the Portfolios of the Trust have adopted codes of ethics under rule 17j-1 of the Investment Company Act. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct, they do not prohibit investments in securities, including securities that may be purchased or held by the Portfolios, by such personnel.

INVESTMENT ADVISORY AND OTHER SERVICES:

Investment Advisory Services:   The Trust’s Investment Management Agreements, on behalf of each Portfolio, with ASISI and PI as co-managers provide that ASISI furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. ASISI and PI jointly have engaged Sub-advisors to conduct the investment programs of the Underlying Portfolios, including the purchase, retention and sale of portfolio securities. ASISI and PI are responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. ASISI and PI must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees. Subject to approval by the Board of Trustees, ASISI and PI generally select and employ one or more sub-advisors for an Underlying Portfolio, who have primary responsibility for determining what investments the Underlying Portfolio will purchase, retain and sell.

Under the terms of the Management Agreements, an Investment Manager provides, at its expense, such personnel as is required by each Underlying Portfolio for the proper conduct of its affairs and engages the Sub-advisors to conduct the investment programs pursuant to the Investment Manager’s obligations under the Management Agreements. An Investment Manager, not the Trust, is responsible for the expenses of conducting the investment programs. The Sub-advisor is responsible for the expenses of conducting the investment programs in relation to the applicable Underlying Portfolio pursuant to agreements between an Investment Manager and each Sub-advisor. Each Underlying Portfolio pays all of its other expenses, including but not limited to, brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depositary, transfer and shareholder servicing agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and Trustees if available) of the Trust which inure to its benefit, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders. Expenses incurred by the Trust not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

Under the terms of the Management Agreements, an Investment Manager is permitted to render services to others. The Management Agreements provide that neither an Investment Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the applicable Underlying Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Management Agreements.

Each Management Agreement will continue in effect from year to year, provided it is approved, at least annually, in the manner stipulated in the Investment Company Act. This requires that each Management Agreement and any renewal be approved by a vote of the majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on sixty days’ written notice by vote of a majority of the Board of Trustees or by an Investment Manager, or by holders of a majority of the applicable Portfolio’s outstanding shares, and will automatically terminate in the event of its “assignment” as that term is defined in the Investment Company Act.

Each Asset Allocation Portfolio pays the Investment Managers a management fee at the annual rate of 0.15% of the average daily net assets of the Asset Allocation Portfolio. Each Asset Allocation Portfolio also indirectly pays the Investment Managers a management fee for its investments in the Underlying Portfolios at the annual rate set forth in the Underlying Portfolio Prospectus. The amount of the management fees for the Underlying Portfolios is set forth in the Underlying Portfolio SAI under the caption “Investment Advisory and Other Services.” All investment management fees are payable monthly and are accrued daily for purposes of determining the net asset values of the applicable Portfolio.

Portfolio Managers:   The following tables set forth certain additional information with respect to the portfolio managers for each of the Asset Allocation Portfolios. Unless noted otherwise, all information is provided as of June 30, 2004.

A.   Other Accounts Managed by Portfolio Managers.   The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolios	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Asset Allocation Portfolios	Chris Piros, James G. Russell, and Brian K. Ahrens of Prudential Investments LLC’s Strategic Investment Research Group	1 Registered Mutual Fund with $209,814,850 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	0 Other Accounts with $0 in total assets under management.

B.   Portfolio Manager Compensation / Material Conflicts of Interest.   The table below identifies, for each Portfolio Manager, the structure of, and method(s) used to determine, portfolio manager compensation. The table below also identifies, for each Portfolio Manager, any material conflicts of interest that may arise between a Portfolio Manager’s management of a Portfolio’s investments and investments in other accounts.

Portfolios	Compensation Structure and Method(s) / Material Conflicts of Interest
Asset Allocation Portfolios	Compensation

Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

•  Attract and reward highly qualified employees

•  Align with critical business goals and objectives

•  Link to the performance results relevant to the business segment and Prudential

•  Retain top performers

•  Pay for results and differentiate levels of performance

•  Foster behaviors and contributions that promote Prudential success

The components of compensation for a Vice President in Prudential Investments consists of base salary, annual incentive compensation and long term incentive compensation.

Base Pay Overview

The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan’s effective date for base pay increases.

Annual Incentive Compensation Overview

The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization.

Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization’s budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview

In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest 1/3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

C.   Portfolio Manager Securities Ownership.   The table below identifies, for each Portfolio Manager, ownership of Trust securities by each Portfolio Manager.

Portfolios	Portfolio Managers	Ownership of Trust Securities
Asset Allocation Portfolios	Chris Piros	None
	James G. Russell	None
	Brian K. Ahrens	None

The Administrator and Transfer and Shareholder Servicing Agent:   PFPC Inc. (the “Administrator”), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the Administrator and Transfer and Shareholder Servicing Agent for the Trust. Pursuant to a Trust Accounting and Administration Agreement between the Trust and the Administrator, dated May 1, 1992 (the “Administration Agreement”), the Administrator has agreed to provide certain fund accounting and administrative services to the Trust, including, among other services, accounting relating to the Trust and investment transactions of the Trust; computation of daily net asset values; maintaining the Trust’s books of account; assisting in monitoring, in conjunction with the Investment Manager, compliance with the applicable Portfolios’ investment objectives, policies and restrictions; providing office space and equipment necessary for the proper administration and accounting functions of the Trust; monitoring investment activity and income of the Trust for compliance with applicable tax laws; preparing and filing Trust tax returns; preparing financial information in connection with the preparation of the Trust’s annual and semi-annual reports and making requisite filings thereof; preparing schedules of Trust share activity for footnotes to financial statements; furnishing financial information necessary for the completion of certain items to the Trust’s registration statement and necessary to prepare and file Rule 24f-2 notices; providing an administrative interface between the Investment Managers and the Trust’s custodian; creating and maintaining all necessary records in accordance with applicable laws, rules and regulations, including, but not limited to, those records required to be kept pursuant to the Investment Company Act; and performing such other duties related to the administration of the Trust as may be requested by the Board of Trustees of the Trust. The Administrator does not have any responsibility or authority for the management of the assets of the Trust, the determination of its investment policies, or for any matter pertaining to the distribution of securities issued by the Trust.

Under the terms of the Administration Agreement, the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which the Administration Agreement relates, except for a loss or expense resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Administrator’s duties under the Administration Agreement) to be rendering such services to or acting solely for the Trust and not as an officer, director, partner, employee or agent or one under the control or direction of the Administrator even though paid by them.

As compensation for the services and facilities provided by the Administrator under the Administration Agreement, the Trust has agreed to pay to the Administrator the greater of certain percentages of the average daily net assets of each Portfolio or certain specified minimum annual amounts calculated for each Portfolio. Except for the AST AllianceBernstein Managed Index 500 Portfolio, the percentages of the average daily net assets are: (a) 0.10% of the first $200 million; (b) 0.06% of the next $200 million; (c) 0.0275% of the next $200 million; (d) 0.02% of the next $400 million; and (e) 0.01% of average daily net assets over $1 billion. The percentages for the AST AllianceBernstein Managed Index 500 Portfolio are: (a) 0.05% of the first $200 million; (b) 0.03% of the next $200 million; (c) 0.0275 of the next $200 million; (d) 0.02% of the next $400 million; and (e) 0.01% of average daily net assets over $1 billion.

The minimum amount is $75,000 for each of the AST PBHG Small-Cap Growth Portfolio, the AST DeAM Small-Cap Growth Portfolio, the AST Small-Cap Value Portfolio, the AST Gabelli Small-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST T. Rowe Price Natural Resources Portfolio, the AST T. Rowe Price Large-Cap Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST Large-Cap Value Portfolio, the AST Cohen & Steers Realty Portfolio, the AST AllianceBernstein Managed Index 500 Portfolio, the AST American Century Income & Growth Portfolio, the AST Lord Abbett Growth and Income Portfolio, the AST Global Allocation Portfolio, the AST American Century Strategic Balanced Portfolio, the AST T. Rowe Price Asset Allocation Portfolio, the AST Goldman Sachs High Yield Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio. The minimum amount is $100,000 for the AST DeAM International Equity Portfolio, the AST JPMorgan International Equity Portfolio, the AST William Blair International Growth Portfolio and the AST T. Rowe Price Global Bond Portfolio. For all of these Portfolios, monthly fees have been frozen at the amounts paid for the month of December 1999. Monthly fees for the AST MFS Global Equity Portfolio, the AST MFS Growth Portfolio have been frozen at levels determined under the asset-based fee schedule set forth above based on December 1999 asset levels, without regard to any minimum amounts. The fees payable to the Administrator for those Portfolios that commenced operations during 2000 and 2001(the AST Federated Aggressive Growth Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Alger All-Cap Growth Portfolio, the AST Mid-Cap Value Portfolio, the AST DeAM Large-Cap Value Portfolio, and the AST Lord Abbett Bond-Debenture Portfolio, the AST AllianceBernstein Growth + Value Portfolio and the AST AllianceBernstein Core Value Portfolio) are not subject to any freeze and each such Portfolio will pay the Administrator the greater of the asset based fee or a phased-in minimum amount equal to $34,375 for the first twelve months of the applicable Portfolio’s operations.

The fees payable to the Administrator for any of the Asset Allocation Portfolios is not subject to any freeze and each such Portfolio will pay the Administrator the greater of the asset based fee or a phased-in minimum amount equal to $34,375 for the first twelve months of the Asset Allocation Portfolio’s operations. These fee arrangements will remain in effect until such time as the aggregate fee resulting from the application of revised fee schedules based on the combined average daily net assets of each Asset Allocation Portfolio would result in a lower fee, at which point the revised fee schedules will take effect.

Reimbursable “out-of-pocket” expenses of the Administrator include, but are not limited to, postage and mailing, forms, envelopes, checks, toll-free lines (if requested by the Trust), telephone, hardware and telephone lines for remote terminals (if required by the Trust), wire fees, certificate issuance fees, microfiche and microfilm, telex, federal express, outside independent pricing service charges, record retention/storage and proxy solicitation, mailing and tabulation expenses (if required by the Trust). Because the Asset Allocation Portfolios had not commenced operations as of the date of this SAI, no information concerning the administrative fees paid by the Asset Allocation Portfolios is included herein.

The Administration Agreement provides that it will continue in effect from year to year. The Administration Agreement is terminable, without penalty, by the Board of Trustees, by vote of a majority (as defined in the Investment Company Act) of the outstanding voting securities, or by the Administrator, on not less than sixty days’ notice. The Administration Agreement shall automatically terminate upon its assignment by the Administrator without the prior written consent of the Trust, provided, however, that no such assignment shall release Administrator from its obligations under the Agreement.

Provision of Certain Consulting Services by Morningstar.   As described in the Prospectus, in connection with the establishment of the strategic allocation for each Asset Allocation Portfolio, Morningstar will provide PI with generalized economic and statistical information based primarily on historical risk/reward correlations and long-term models. PI will consider this analysis in conjunction with its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors to establish the strategic allocation for the Asset Allocation Portfolio. Morningstar will employ various quantitative and qualitative research methods to propose Underlying Portfolio allocations that are consistent with the strategic allocations. PI will consider these proposals along with its own quantitative and qualitative research methods in establishing the Underlying Portfolio allocation. As compensation for providing the consulting services and a related license grant to the Investment Managers, the Investment Managers will pay Morningstar a monthly fee at an annual rate based on the aggregate average daily net assets of the Asset Allocation Portfolios under the following fee schedule: (i) 0.10% on aggregate average daily net assets of the Asset Allocation Portfolios of less than or equal to $1 billion, plus (ii) 0.09% on aggregate average daily net assets of the Asset Allocation Portfolios of greater than $1 billion but less than or equal to $1.5 billion, plus (iii) 0.08% on aggregate average daily net assets of the Asset Allocation Portfolios of greater than $1.5 billion. In addition, American Skandia Marketing Incorporated, the Trust’s distributor (ASM), will reimburse Morningstar for reasonable disbursements that are directly related to providing certain marketing services to ASM in connection with the Asset Allocation Portfolios.

The Asset Allocation Portfolios and holders of Contracts will not directly pay any compensation to Morningstar and will not make any reimbursements for expenses to Morningstar. Morningstar is not acting as an investment adviser to the Asset Allocation Portfolio. The Investment Managers shall have full discretion with respect to the establishment of all strategic allocations and all Underlying Portfolio allocations and the effecting of all transactions.

BROKERAGE ALLOCATION:

The Asset Allocation Portfolios will purchase and sell their portfolio securities (i.e., shares of the Underlying Portfolios) by dealing directly with the issuers of such securities (i.e., the Underlying Portfolios). As a result, the Asset Allocation Portfolios are generally not expected to incur brokerage costs directly. The discussion set forth below applies only to the extent an Asset Allocation Portfolio purchases government securities or cash equivalents for cash management purposes or engages in other securities transactions.

The Trust has adopted a policy pursuant to which the Trust and its Investment Manager, sub-advisors, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Trust shares by directing brokerage transactions to that broker. The Trust has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits the Trust and the Investment Managers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of the Trust and is not influenced by considerations about the sale of Asset Allocation Portfolio shares.

Subject to the supervision of the Board of Trustees of the Trust, decisions to buy and sell securities for the Trust are made for each Asset Allocation Portfolio by the Investment Managers. Generally, the primary consideration in placing securities transactions for the Asset Allocation Portfolio with broker-dealers is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. The Investment Managers are authorized to allocate the orders placed by it on behalf of the applicable Asset Allocation Portfolio to brokers who also provide research or statistical material, or other services to the Asset Allocation Portfolio or the Investment Managers for the use of the applicable Asset Allocation Portfolio or the Investment Managers’ other accounts. Such allocation shall be in such amounts and proportions as the Investment Managers shall determine.

As noted above, the Asset Allocation Portfolios may purchase new securities on behalf of the applicable Asset Allocation Portfolio in an underwritten fixed price offering. In these situations, the underwriter or selling group member may provide the Investment Managers with research in addition to selling the securities (at the fixed public offering price). Because the offerings are conducted at a fixed price, the ability to obtain research from a broker/dealer in this situation provides knowledge that may benefit the Asset Allocation Portfolio without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 because the broker/dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker/dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter, in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Investment Managers also may allocate orders to brokers or dealers affiliated with the Investment Managers. Such allocation shall be in such amounts and proportions as the Investment Managers shall determine and the Investment Managers will report on such allocations to the Board of Trustees.

In selecting a broker to execute each particular transaction, the Investment Managers will take the following factors among other factors into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Asset Allocation Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the brokerage services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Managers shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused an Asset Allocation Portfolio to pay a broker that provides research services to the Investment Managers an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Managers determine in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Managers’ ongoing responsibilities with respect to an Asset Allocation Portfolio or its managed accounts generally. Because the Asset Allocation Portfolios had not commenced operations as of the date of this SAI, no information concerning the brokerage commission paid by the Asset Allocation Portfolios is included herein.

Information concerning the brokerage allocation practices of the Underlying Portfolios is set forth in the Underlying Portfolio SAI under the caption “Brokerage Allocation.”

ALLOCATION OF INVESTMENTS:

Information concerning how the Sub-advisors allocate investments is set forth in the Underlying Portfolio SAI under the caption “Allocation of Investments.”

POTENTIAL CONFLICTS OF INTEREST:

As described above, the Investment Managers furnish each Portfolio of the Trust with investment advice and administrative services, subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio, in exchange for the payment of certain management fees and other fees and expenses. The Investment Managers have engaged Sub-advisors to conduct the investment programs of each Underlying Portfolio, including the purchase, retention and sale of portfolio securities. Subadvisory fees are paid by the Investment Managers to the Sub-advisors out of the management fees received by the Investment Managers from the Underlying Portfolios. Each Asset Allocation Portfolios will invest exclusively in shares of the Underlying Portfolios under normal circumstances. Those shares will be subject to management fees and other expenses. Because the amount of fees to be retained by the Investment Managers will differ depending upon which Underlying Portfolios are used in connection with the Asset Allocation Portfolios, it is possible that the interests of the Investment Managers and the variable annuity contract owners could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.

PROXY VOTING POLICY:

Because each Asset Allocation Portfolio will invest exclusively in shares of the Underlying Portfolios under normal circumstances, the Investment Managers generally do not expect to hold portfolio securities that entitle them to vote proxies. With respect to the portfolio securities held by the Underlying Portfolios, the Investment Managers have delegated the right to vote proxies for such securities to the applicable Sub-advisors. The proxy voting policies and procedures of the Sub-advisors are set forth in Appendix II to the Underlying Portfolio SAI.

COMPUTATION OF NET ASSET VALUES:

The net asset value per share (“NAV”) of each Asset Allocation Portfolio (and each Underlying Portfolio) is determined as of the time of the close of regular trading on the New York Stock Exchange (the “NYSE”) (which is normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Currently, the Exchange is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV per share of all of the Asset Allocation Portfolios is determined by dividing the market value of its securities as of the close of trading plus any cash or other assets (including dividends and accrued interest receivable) less all liabilities (including accrued expenses), by the number of shares outstanding. Portfolio securities that are not Underlying Portfolio shares, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Non-Underlying Portfolio shares for which the primary market is the National Association of Securities Dealer’s Automatic Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (as defined by NASDAQ). Non-Underlying Portfolio shares not listed on an exchange or securities market, or securities in which there were not transactions on that day, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair market value as determined in good faith by or under procedures established by the Board of Trustees. Short-term obligations with sixty days or less remaining to maturity are valued on an amortized cost basis. Expenses and fees, including the investment management fees, are accrued daily and taken into account for the purpose of determining net asset value of shares.

Generally, any trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the shares of a Portfolio generally are determined as of such earlier times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they usually are determined and the close of the Exchange. If such extraordinary events occur, their effects may not be reflected in the net asset value of a Portfolio calculated as of the close of the Exchange on that day.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

The method for determining the NAV per share of each Underlying Portfolio is set forth in the Underlying Portfolio Prospectus under the caption “Net Asset Value” and is identical to the method for determining the NAV per share of each Asset Allocation Portfolio.

SALE OF SHARES:

A complete description of the manner by which the Trust’s shares may be purchased and redeemed appears in the Prospectus under the heading “Purchase and Redemption of Shares.”

DESCRIPTION OF SHARES OF THE TRUST:

The amendment and restatement of the Trust’s Declaration of Trust dated October 31, 1988, which governs certain Trust matters, permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.

No preemptive or conversion rights apply to any of the Trust’s shares. The Trust’s shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.

Generally, there will not be annual meetings of shareholders of any Portfolio of the Trust. A Trustee may, in accordance with certain rules of the SEC, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust’s custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust’s property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

The Declaration of Trust further provides that the Trustees will have no personal liability to any person in connection with the Trust property or affairs of the Trust except for that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to that person. All persons must look solely to the Trust property for satisfaction of claims of any nature arising in connection with the Trust’s affairs. In general, the Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which the Trustee or officer acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.

UNDERWRITER:

The Trust is presently used for funding variable annuities and variable life insurance. Pursuant to an exemptive order of the SEC, the Trust may also sell its shares directly to qualified plans. If the Trust does sell its shares to qualified plans other than the profit sharing plan covering employees of American Skandia Life Assurance Corporation and its affiliates, it intends to use ASM, PIMS or another affiliated broker-dealer as underwriter, if so required by applicable law. ASM and PIMS are registered as broker-dealers with the SEC and the National Association of Securities Dealers. Each is an affiliate of American Skandia Life Assurance Corporation and the Investment Managers.

TAX MATTERS:

This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Trust. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look-through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled “Tax Matters.” No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.

DISCLOSURE OF PORTFOLIO HOLDINGS:

Each Portfolio’s portfolio holdings are made public, as required by law, in the Trust’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. The Trust will provide a full list of the securities held by each Asset Allocation Portfolio as of the end of each calendar month on its website no sooner than the last business day of the immediately following month.

When authorized by an officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute an Asset Allocation Portfolio’s shares, third-party providers of auditing, custody, proxy voting and other services for an Asset Allocation Portfolio, rating and ranking organizations, and certain affiliated persons of the Trust. As of the date of this SAI, each Asset Allocation Portfolio will provide:

1.   Traditional External Recipients/Vendors

•       Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) or Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•       Full holdings on a daily basis to each Portfolio’s Sub-advisor(s) (if any), Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day. Where a Portfolio has more than one Sub-advisor, each Sub-advisor receives holdings information only with respect to the “sleeve” or segment” of the applicable Portfolio for which the Sub-advisor (if any) has responsibility.

•       Full holdings to the Trust’s independent accountants at the Trust’s fiscal year-end or on an as-needed basis; and

•       Full holdings to financial printers at the end of the Trust’s quarterly, semi and annual period-ends.

2.   Analytical Service Providers

•       All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) at the Funds’ fiscal quarter-end;

•       For each Trust with international holdings: Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•       Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day;

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be reviewed by the Trust’s Chief Compliance Officer and Prudential Investment’s (PI) Law Department on an annual basis.

In addition, certain employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions.

The Board of Trustees has approved PI’s Policy for the Dissemination of Portfolio Holdings. The Board of Trustees shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. No assurance can be given that the Trust’s policies and procedures on portfolio holdings information will protect the Trust and the Asset Allocation Portfolios from the potential misuse of such information by individuals or entities that come into possession of the information.

CUSTODIAN:

The custodian for all cash and securities holdings of each Asset Allocation Portfolio is PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113.

OTHER INFORMATION:

Principal Holders:   As of November 30, 2005, there were no outstanding shares of the Asset Allocation Portfolios. As a result, as of the date of this SAI, no person owned beneficially more than 5% of any class of an Asset Allocation Portfolio’s outstanding shares.

The Participating Insurance Companies are not obligated to continue to invest in shares of any Portfolio under all circumstances. Variable annuity and variable life insurance policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

Reports to Holders:   Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Trust are the investment vehicle will receive from the Participating Insurance Companies, unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

FINANCIAL STATEMENTS:

Each Asset Allocation Portfolio is newly-organized and had no operations or financial information of its own as of the date of this SAI. The Annual and Semiannual Reports to Shareholders for the Asset Allocation Portfolios will not be available until the Asset Allocation Portfolios complete their first annual and semiannual fiscal reporting periods, respectively. We send copies of the Annual and Semiannual Reports to Shareholders for the Asset Allocation Portfolios and any documents incorporated by reference herein upon receipt of your written or oral request. Please address your written requests to American Skandia Trust, P.O. Box 883, Shelton, Connecticut, 06484 or call (203) 926-1888.

The fiscal year end for the Asset Allocation Portfolios is December 31. KPMG LLP serves as the Trust’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Trust.

APPENDIX I:

INFORMATION CONCERNING THE UNDERLYING PORTFOLIOS

The Underlying Portfolios are designed to provide a wide range of investment options. Each Underlying Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Underlying Portfolios offer the potential for high returns with correspondingly higher risk, while others offer the potential for stable returns with relatively less risk. It is possible for the Asset Allocation Portfolios to lose money when investing even in the most conservative of the Underlying Portfolios. Investments by the Asset Allocation Portfolios in the Underlying Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following discussion highlights the specific policies and procedures of the Underlying Portfolios and the principal risks associated with an investment in the Underlying Portfolios. Additional information concerning the Underlying Portfolio is set forth in the Underlying Portfolio Prospectus under the captions “Risk/Return Summary,” “Investment Objectives and Policies,” and “Certain Risk Factors and Investment Methods” and in the Underlying Portfolio SAI under the caption “Investment Objectives and Policies.”

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek long-term capital growth by investing in a diversified portfolio of international equity securities.

Principal Investment Policies and Risks:

This Underlying Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments.

This Underlying Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

This Underlying Portfolio will normally diversify its investments among a variety of countries, regions and industry sectors, investing in several countries outside of the United States. However, this Underlying Portfolio may invest a substantial part of its assets in just one country. This Underlying Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East including Japan, Europe including the UK and other countries or areas that the Sub-advisor may select from time to time. This Underlying Portfolio may invest up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.

As with any equity fund, the fundamental risk associated with this Underlying Portfolio is the risk that the value of the securities it holds might decrease. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of this Underlying Portfolio may be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail in the Prospectus under the caption “Certain Risk Factors and Investment Methods,” include political and economic conditions and instability in foreign countries, less available information about foreign companies, lack of strict financial and accounting controls and standards, less liquid and more volatile securities markets, and fluctuations in currency exchange rates. While this Underlying Portfolio may engage in transactions intended to hedge its exposure to fluctuations in foreign currencies, it does not normally do so. To the extent this Underlying Portfolio invests in securities of issuers in developing countries, this Underlying Portfolio may be subject to even greater levels of risk and share price fluctuation. Transaction costs are often higher in developing countries and there may be delays in settlement of transactions.

Other Investments:

This Underlying Portfolio may invest up to 20% of its total assets in debt or preferred equity securities exchangeable for or convertible into marketable equity securities of foreign companies. In addition, this Underlying Portfolio may regularly invest up to 20% of its total assets in high-grade short-term debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. This Underlying Portfolio also may purchase and write (sell) covered call and put options on securities and stock indices. This Underlying Portfolio may also purchase and sell stock and interest rate futures contracts and options on these futures contracts. The purpose of these transactions is to hedge against changes in the market value of this Underlying Portfolio’s securities caused by changing interest rates and market conditions, and to close out or offset existing positions in options or futures contracts. This Underlying Portfolio may from time to time make short sales “against the box.”

Additional information about convertible securities, options, futures contracts and other investments that this Underlying Portfolio may make is included in the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   In addition to regularly investing up to 20% of its total assets in short-term debt securities as noted above, this Underlying Portfolio may hold all or a significant portion of its assets in cash, money market instruments, bonds or other debt securities in anticipation of or in response to adverse market conditions or for cash management purposes. While this Underlying Portfolio is in such a defensive position, the opportunity to achieve its investment objective of capital growth may be limited.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets.

This Underlying Portfolio pursues its objective primarily through investments in equity securities of issuers located outside the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. This Underlying Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

Under normal circumstances, this Underlying Portfolio primarily invests in securities of issuers from at least five different countries, excluding the United States. Although this Underlying Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

This Underlying Portfolio invests primarily in companies selected for their growth potential. The Sub-advisor generally takes a “bottom up” approach to choosing investments for this Underlying Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in this Underlying Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by this Underlying Portfolio will be incidental to its objective.

As with any fund investing primarily in equity securities, the fundamental risk associated with this Underlying Portfolio is the risk that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with this Underlying Portfolio may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.” In addition, this Underlying Portfolio may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

This Underlying Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, this Underlying Portfolio may purchase securities in anticipation of relatively short-term price gains. This Underlying Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations.   This Underlying Portfolio may invest in “special situations” from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

This Underlying Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade (“junk” bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

This Underlying Portfolio may make short sales “against the box.” In addition, this Underlying Portfolio may invest in the following types of securities and engage in the following investment techniques:

Futures, Options and Other Derivative Instruments.   This Underlying Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). This Underlying Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, this Underlying Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. This Underlying Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/structured Securities.   This Underlying Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

For more information on the types of securities and instruments in which this Underlying Portfolio may invest and their risks, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, this Underlying Portfolio’s investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, this Underlying Portfolio does not always stay fully invested in stocks and bonds. This Underlying Portfolio’s cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

AST LSV INTERNATIONAL VALUE PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The 80% requirement applies at the time this Underlying Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps.

This Underlying Portfolio pursues its investment objective, under normal market conditions, by investing primarily in issuers located in developed countries outside the United States that are represented in the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Sub-advisor uses proprietary quantitative investment models to manage this Underlying Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-US, developed market equities. This investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged US Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

This Underlying Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. This Underlying Portfolio will typically hold at least 100 stocks and the Sub-advisor will generally align this Underlying Portfolio’s country weightings with those of the MSCI EAFE Index. The Sub-advisor intends to keep this Underlying Portfolio’s assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate this Underlying Portfolio’s liquidity needs.

Like all equity securities, the market values of securities held by this Underlying Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of this Underlying Portfolio may be greater than a fund investing primarily in domestic securities.

Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of this Underlying Portfolio may include securities issued by companies locating in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

For an additional discussion of the risks involved in foreign securities, see the Prospectus under “Certain Risk Factors and Investment Methods.”

Other Investments:

Options, Financial Futures and Other Derivatives.   This Underlying Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue this Underlying Portfolio’s investment objective and also to hedge against currency and market risks, but are not intended for speculation. This Underlying Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, this Underlying Portfolio may invest in a broad array of other “derivative” instruments, including forward currency transactions and swaps in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by this Underlying Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Temporary Investments.   Up to 100% of the assets of this Underlying Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST MFS GLOBAL EQUITY PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depositary receipts, futures contracts and swaps. This Underlying Portfolio will invest in the securities of issuers located in the U.S. and foreign countries (including issuers in developing countries).

This Underlying Portfolio focuses on companies that the Sub-advisor believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. This Underlying Portfolio generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. This Underlying Portfolio’s investments may include securities traded in the over-the-counter markets, rather than on securities exchanges.

The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing this Underlying Portfolio. This means that securities are selected based upon fundamental analysis of individual companies (such as analysis of the companies’ earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

As a fund that invests primarily in common stocks, the value of the securities held by this Underlying Portfolio may decline, either because of changing economic, political or market conditions, or because of the economic condition of the company that issued the security. As a global fund that invests in both U.S. and foreign securities, this Underlying Portfolio’s level of risk may be lower than that of many international funds but higher than that of many domestic equity funds. This Underlying Portfolio’s investments in foreign stocks may cause the risk and degree of share price fluctuation of this Underlying Portfolio to be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail in the Prospectus under the caption “Certain Risk Factors and Investment Methods,” include risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates. To the extent this Underlying Portfolio invests in the securities of issuers in developing countries, the risks relating to investing in foreign securities likely will be accentuated. This Underlying Portfolio may also be subject to increased risk if it makes significant investments in securities traded over-the-counter, because such securities are frequently those of smaller companies that generally trade less frequently and are more volatile than the securities of larger companies.

Other Investments:

Although this Underlying Portfolio will invest primarily in common stocks and related securities, this Underlying Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. This Underlying Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. This Underlying Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies. This Underlying Portfolio may also purchase warrants.

For more information on some of the types of securities other than common stocks in which this Underlying Portfolio may invest, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   This Underlying Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, this Underlying Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST SMALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio (formerly, the AST State Street Research Small-Cap Growth Portfolio) is long-term capital growth.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets.

This Underlying Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of this Underlying Portfolio, small-capitalization companies are generally those that have market capitalizations, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Sub-advisors expect to focus primarily on those securities whose market capitalizations or annual revenues are less than $1 billion at the time of purchase. The size of the companies in the Russell 2000® Growth Index and those on which the Sub-advisor intends to focus this Underlying Portfolio’s investments will change with market conditions.

The assets of this Underlying Portfolio are independently managed by two Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Manager of this Underlying Portfolio determines and allocates a portion of this Underlying Portfolio’s assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Manager periodically, and the allocations may be altered or adjusted by the Investment Manager without prior notice. Such adjustments will be reflected in the annual update to the Underlying Portfolio Prospectus.

Although each Sub-advisor will follow this Underlying Portfolio’s policy of investing, under normal circumstances, at least 80% of this Underlying Portfolio’s assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve this Underlying Portfolio’s objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below.

Neuberger Berman Management Inc. (“NB Management”) is responsible for managing approximately 50% of this Underlying Portfolio’s assets. The Sub-advisor will look for companies with strong business franchises that are likely to sustain long-term rates of earnings growth for a three-to five-year time horizon and companies with stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three-to five-year time horizon. In choosing companies, the Sub-advisor will also consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the Sub-advisor believes may have greater potential to appreciate in price, it will invest this Underlying Portfolio in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.

The Sub-advisor follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

Because this Underlying Portfolio invests primarily in common stocks, the primary risk of investing in this Underlying Portfolio is that the value of the stocks it holds might decrease and you could lose money. The prices of the securities in the Underlying Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company’s individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

This Underlying Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities.

In addition, this Underlying Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities.   This Underlying Portfolio may invest up to 15% of its total assets in foreign securities. This Underlying Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments.   This Underlying Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). This Underlying Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

For more information on the types of securities other than common stocks in which this Underlying Portfolio may invest, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, this Underlying Portfolio’s investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, this Underlying Portfolio does not always stay fully invested in stocks and other equity securities. This Underlying Portfolio’s cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor or others. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DEAM SMALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek maximum growth of investors’ capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets.

This Underlying Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active stock selection. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Growth Index was $1.03 billion and the median market capitalization was $522 million. The size of the companies in the Russell 2000® Growth Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a standard deviation of +/- 4%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Growth Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor generally takes a bottom-up approach to building this Underlying Portfolio, searching for individual companies that demonstrate the best potential for significant returns. The allocation to industries and capitalization is targeted to be similar to that of the Russell 2000® Growth Index. The Sub-advisor considers a number of factors in considering whether to invest in a growth stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, this Underlying Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by this Underlying Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of this Underlying Portfolio’s focus on the stocks of smaller growth companies, investment in this Underlying Portfolio may involve substantially greater than average share price fluctuation and investment risk. A fund focusing on growth stocks will generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks. While this Underlying Portfolio attempts to outperform the Russell 2000® Growth Index, this Underlying Portfolio also may under-perform the Russell 2000® Growth Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

In addition to investing in common stocks, this Underlying Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth. Other types of securities in which this Underlying Portfolio may invest include:

Foreign Securities.   This Underlying Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which this Underlying Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives.   This Underlying Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue this Underlying Portfolio’s investment objective and also to hedge against currency and market risks, but are not intended for speculation. This Underlying Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, this Underlying Portfolio may invest in a broad array of other “derivative” instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by this Underlying Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Temporary Investments.   When a defensive position is deemed advisable because of prevailing market conditions, this Underlying Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

This Underlying Portfolio pursues its investment objective by investing primarily in the stocks of small companies that are traded on national security exchanges, NASDAQ stock exchange and on the over-the-counter market. Small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000 Index (which had a market capitalization range of $6.1 billion to $26 million as of December 31, 2004) or the Standard & Poor’s Small Cap 600 Index (which had a market capitalization range of $4.9 billion to $68 million as of December 31, 2004). Such definition will be applied at the time of investment and this Underlying Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 25% of this Underlying Portfolio’s net assets may be invested in foreign securities, which are typically denominated in foreign currencies.

The Sub-advisor’s process for selecting investments is bottom-up and growth-oriented. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. The Sub-advisor assesses individual companies from the perspective of a long-term investor. The Sub-advisor seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets.

As with any fund investing primarily in equity securities, this Underlying Portfolio is subject to the risk that the value of equity securities in this Underlying Portfolio will decline. These declines may occur in the form of a sustained trend or a drastic movement. The prices of individual portfolio stocks will fluctuate because of factors specific to that company or because of changes in stock valuations generally.

Because of this Underlying Portfolio’s emphasis on small company growth stocks, this Underlying Portfolio will likely be subject to a degree of risk and share price fluctuation greater than that of many other equity funds. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends. In addition, this Underlying Portfolio’s level of risk and share price fluctuation may increase to the extent it emphasizes investments in the securities of foreign companies.

Other Investments:

Short Sales.   This Underlying Portfolio may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock exchange. A short sale means selling a security this Underlying Portfolio does not own to take advantage of an anticipated decline in the stock’s price. Once this Underlying Portfolio sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will this Underlying Portfolio engage in short sales transactions if it would cause the market value of all of this Underlying Portfolio’s securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by this Underlying Portfolio is limited to the lesser of 2% of the value of this Underlying Portfolio’s net assets or 2% of the securities of any class of the issuer. This Underlying Portfolio may also “sell short against the box,” i.e., this Underlying Portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

This Underlying Portfolio may attempt to manage market risk and cash by buying and selling financial futures contracts and options. This may include the purchase of futures contracts as a substitute for direct investments in stocks. It may also include the purchase and sale of options to protect against general declines in stock prices. Additional information on the types of securities in which this Underlying Portfolio may invest, including futures contracts, options, Exchange Traded Funds and foreign securities, including American Depositary Receipts, is included in the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   This Underlying Portfolio may temporarily depart from its principal investment strategies by investing its assets in cash and short-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. When this Underlying Portfolio is in such a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST SMALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

This Underlying Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in small capitalization companies. The 80% requirement applies at the time this Underlying Portfolio invests its assets. For purposes of this Underlying Portfolio, small capitalization companies are generally those that have market capitalizations, at the time of purchase, not exceeding the greater of (i) $3 billion or (ii) the largest capitalized company included in the Russell 2000 Index during the previous 12-months based on month-end data.

The assets of this Underlying Portfolio are independently managed by four Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of this Underlying Portfolio determine and allocate a portion of this Underlying Portfolio’s assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to the Underlying Portfolio Prospectus.

Although each Sub-advisor will follow this Underlying Portfolio’s policy of investing, under normal circumstances, at least 80% of this Underlying Portfolio’s assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve this Underlying Portfolio’s objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

J.P. Morgan is responsible for managing approximately 53% of this Underlying Portfolio’s assets. This Sub-advisor follows a three-step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company’s relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munder is responsible for managing approximately 15% of this Underlying Portfolio’s assets. This Sub-advisor seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor’s research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company’s peers; (2) Low stock price relative to a company’s underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

Integrity is responsible for managing approximately 11% of this Underlying Portfolio’s assets. This Sub-advisor focuses on achieving capital appreciation by maintaining a diversified portfolio of small capitalization stocks that are currently undervalued, yet poised to outperform. To identify these stocks, the Sub-advisor follows a disciplined process seeking two key elements: prudent value and improving sentiment. Prudent value implies that a statistically “cheap” stock, trading below its estimate of intrinsic value, will deliver strong total return over time. The process also identifies catalysts that lead to improving investor sentiment. Risk exposure is continuously evaluated throughout the process to ensure consistent long-term performance versus the Russell 2000 Value index.

SaBAM is responsible for managing approximately 21% of this Underlying Portfolio’s assets. SaBAM emphasizes individual security selection while spreading this Underlying Portfolio’s investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector.

SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit this Underlying Portfolio’s general investment criteria. In selecting individual securities from within this range, the Sub-advisor looks for “value” attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. SaBAM also uses quantitative methods to identify catalysts and trends that might influence this Underlying Portfolio’s industry or sector focus, or the Sub-advisor’s individual security selection.

This Underlying Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. This Underlying Portfolio will not sell a stock just because the company has grown to a market capitalization of more than $2 billion, and it may on occasion purchase companies with a market cap of more than $2 billion.

As with all stock funds, this Underlying Portfolio’s share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in small companies involves greater risk of loss than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

Although this Underlying Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with this Underlying Portfolio’s investment objective and policies. This Underlying Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for this Underlying Portfolio.

This Underlying Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (This Underlying Portfolio may invest in foreign cash items in excess of this 20% limit). This Underlying Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating this Underlying Portfolio’s exposure to the equity markets. This Underlying Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. This Underlying Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. For additional information about these investments and their risks, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   Up to 100% of the assets of this Underlying Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DEAM SMALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek maximum growth of investors’ capital from a portfolio primarily of value stocks of smaller companies.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets.

This Underlying Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small-sized companies included in the Russell 2000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Value Index, but which outperforms the Russell 2000® Value Index through active stock selection. The Russell 2000® Value Index is a market capitalization index that measures the performance of small-sized companies trading at discounts to their value. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Value Index was $1.07 billion and the median market capitalization was $602 million. The size of the companies in the Russell 2000® Value Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a standard deviation of +/- 4%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Value Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor generally takes a bottom-up approach to building this Underlying Portfolio, searching for individual companies that demonstrate the best potential for significant returns. The allocation to industries and capitalization is targeted to be similar to that of the Russell 2000® Value Index. The Sub-advisor considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, this Underlying Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by this Underlying Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of this Underlying Portfolio’s focus on the stocks of small-cap companies, investment in this Underlying Portfolio may involve substantially greater than average share price fluctuation and investment risk. While value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risk that the market will not recognize the stock’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. While this Underlying Portfolio attempts to outperform the Russell 2000® Value Index, this Underlying Portfolio also may under-perform the Russell 2000® Value Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

In addition to investing in common stocks, this Underlying Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth. Other types of securities in which this Underlying Portfolio may invest include:

Foreign Securities.   This Underlying Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which this Underlying Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives.   This Underlying Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue this Underlying Portfolio’s investment objective and also to hedge against currency and market risks, but are not intended for speculation. This Underlying Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, this Underlying Portfolio may invest in a broad array of other “derivative” instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by this Underlying Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Temporary Investments.   When a defensive position is deemed advisable because of prevailing market conditions, this Underlying Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets.

This Underlying Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of this Underlying Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Mid Cap Growth Index. As of December 31, 2004, the average market capitalization of the companies in the Russell Mid Cap Growth Index was $7.02 billion and the median market capitalization was $3.55 billion. The Sub-advisor generally takes a “bottom up” approach to choosing investments for this Underlying Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

Because this Underlying Portfolio may invest substantially all of its assets in equity securities, the main risk of investing in this Underlying Portfolio is that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a fund that invests primarily in mid-cap companies, this Underlying Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. In general, the smaller the company, the more likely it is to suffer significant losses as well as to realize substantial growth. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

This Underlying Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, this Underlying Portfolio may purchase securities in anticipation of relatively short-term price gains. This Underlying Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations.   This Underlying Portfolio may invest in “special situations”. A “special situation” arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

Although the Sub-advisor expects to invest primarily in domestic and foreign equity securities, this Underlying Portfolio may also invest to a lesser degree in other types of securities, such as debt securities. Debt securities may include bonds rated below investment grade (“junk” bonds), mortgage and-asset backed securities and zero coupon, pay-in-kind and step coupon securities.

This Underlying Portfolio may make short sales “against the box.” In addition, this Underlying Portfolio may invest in the following types of securities and engage in the following investment techniques:

Index/structured Securities.   This Underlying Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

Foreign Securities.   This Underlying Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. This Underlying Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

For more information on foreign securities and their risks, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Futures, Options and Other Derivative Instruments.   This Underlying Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). This Underlying Portfolio may use derivative instruments to hedge or protect its portfolio from adverse movements in securities prices, currency exchange rates, and interest rates. To a limited extent, this Underlying Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

For more information on the types of securities in which this Underlying Portfolio may invest, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Sub-advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-advisor is otherwise unable to locate attractive investment opportunities, this Underlying Portfolio’s cash or similar investments may increase. In other words, this Underlying Portfolio does not always stay fully invested in stocks. Even when this Underlying Portfolio is essentially fully invested, some residual amount of Portfolio assets may remain in cash and similar investments. These investments may include commercial paper, certificates of deposit, repurchase agreements, short-term debt obligations, and money market funds (including funds managed by the Sub-advisor). When this Underlying Portfolio’s investments in cash or similar investments increase, the opportunity to achieve its investment objective of long-term growth of capital may be limited.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks mid-capitalization companies. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets.

Generally, companies with equity market capitalizations that fall within the range of the Russell Mid-Cap® Index at the time of investment are considered mid-cap companies for purposes of this Underlying Portfolio. As of December 31, 2004, the average market capitalization of the companies in the Russell Mid-Cap® Index was $7.38 billion and the median market capitalization was $3.68 billion. This Underlying Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Sub-advisor employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Sub-advisor looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Sub-advisor analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

As a fund that invests primarily in mid-cap companies, this Underlying Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, this Underlying Portfolio’s growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

Although equity securities are normally this Underlying Portfolio’s primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Fixed Income Securities.   This Underlying Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by this Underlying Portfolio deteriorates so that they are no longer investment grade, this Underlying Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities.   This Underlying Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of this Underlying Portfolio’s assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, this Underlying Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options.   This Underlying Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs).   This Underlying Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate or real estate loans. Additional information about these investments and the special risk factors that apply to them is included in the Prospectus and the Underlying Portfolio SAI under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When this Underlying Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help this Underlying Portfolio avoid losses but may mean lost opportunities.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets.

Generally, companies with equity market capitalizations that fall within the range of the Russell Midcap® Index at the time of investment are considered mid-cap companies for purposes of this Underlying Portfolio. As of December 31, 2004, the average market capitalization of the companies in the Russell MidCap® Index was $7.38 billion and the median market capitalization was $3.68 billion. Some of this Underlying Portfolio’s assets may be invested in the securities of large-cap companies as well as in small-cap companies. This Underlying Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under this Underlying Portfolio’s value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth. The Sub-advisor may identify value stocks in several ways, including based on earnings, book value or other financial measures. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when the fundamentals fail to perform as expected, or when other opportunities appear more attractive.

As a fund that invests primarily in mid-cap companies, this Underlying Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in growth companies, the stocks purchased by this Underlying Portfolio will remain undervalued during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

Although equity securities are normally this Underlying Portfolio’s primary investment, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Fixed Income Securities.   This Underlying Portfolio may also invest in fixed income or debt securities. This Underlying Portfolio may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which this Underlying Portfolio may invest.

Foreign Securities.   This Underlying Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of this Underlying Portfolio’s assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, this Underlying Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options.   This Underlying Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of this Underlying Portfolio’s net assets.

Real Estate Investment Trusts (REITs).   This Underlying Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate or real estate loans. Additional information about these investments and the special risk factors that apply to them is included in the Prospectus and the Underlying Portfolio SAI under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When this Underlying Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help this Underlying Portfolio avoid losses but may mean lost opportunities.

AST MID-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek capital growth.

Principal Investment Strategies and Risks:

This Underlying Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in mid-capitalization companies. The 80% requirement applies at the time this Underlying Portfolio invests its assets. For purposes of this Underlying Portfolio, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Mid Cap Value Index during the previous 12-months based on month-end data. The market capitalization range of the Russell® Mid Cap Value Index changes constantly, but as of May 31, 2005, the range was from $500 million to $39 billion.

The assets of this Underlying Portfolio are independently managed by two Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of this Underlying Portfolio determine and allocate a portion of this Underlying Portfolio’s assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to the Underlying Portfolio Prospectus.

Although each Sub-advisor will follow this Underlying Portfolio’s policy of investing, under normal circumstances, at least 80% of this Underlying Portfolio’s assets in mid-capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve this Underlying Portfolio’s objective of capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

WEDGE Capital Management, LLP is responsible for managing approximately 50% of this Underlying Portfolio’s assets. This Sub-advisor normally employs a traditional value style bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fundamental Value Model identifies those stocks with the greatest potential for profit, based on projected earnings quality, dividend yields, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial parameters. WEDGE’s research analysts employ comprehensive qualitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth assessment of company management. All potential additions to the portfolio are reviewed and approved by the firm’s Investment Policy Committee. The Sub-advisor’s decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock’s Fundamental Value Model ranking falls to a predetermined level.

EARNEST Partners, LLC is responsible for managing approximately 50% of this Underlying Portfolio’s assets. This Sub-advisor expects to focus primarily on companies with a market capitalization between $1 billion and $10 billion at time of purchase. This Sub-advisor normally employs a fundamental, bottom-up investment process. The first step in EARNEST’s investment process is to screen the relevant universe to identify stocks that are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition®, the Sub-advisor seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The Sub-advisor screens thousands of companies and selects for an in-depth fundamental review those exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the Sub-advisor to review thousands of companies and focus on those considered the best prospects.

Next, the approximately 150 best companies identified in the screening process are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company’s management team and industry specialists, review of the company’s financial reports, analysis of industry and company-specific studies, and independent field research. The Sub-advisor seeks companies in attractive industries with developed strategies, talented and honest management teams, sufficient funding, and strong financial results. The Sub-advisor eliminates from consideration any company that does not pass an exhaustive fundamental analysis.

The final step in EARNEST’s investment process is to construct a portfolio that includes those stocks expected to have the best performance and that effectively manages the risk of meaningfully underperforming the assigned benchmark. The Sub-advisor uses a statistical approach called downside deviation to measure and then constrain the likelihood of significantly underperforming the benchmark. Using this information, the Sub-advisor selects investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks with high expected excess returns and limited risk of meaningful underperformance.

This Underlying Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. This Underlying Portfolio will initially invest in companies that have a market capitalization at purchase of between $1 and $10 billion and will be sold at twice the upper limit or $20 billion.

As with all stock funds, this Underlying Portfolio’s share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in mid-cap companies involves greater risk of loss than is customarily associated with more established companies. Stocks of mid-cap companies may be subject to more abrupt or erratic price movements than larger company stocks. Mid-cap companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

Although this Underlying Portfolio will invest primarily in common stocks of U.S mid-capitalization companies, this Underlying Portfolio may invest up to 25% of its total assets in securities of non-US issuers. While this Underlying Portfolio does not intend to do so to a significant degree, this Underlying Portfolio may enter into futures contracts and related options, and may purchase and sell call and put options on securities and securities indices. This Underlying Portfolio may also invest in warrants to purchase securities, and may engage in short sales “against the box.” For additional information on the types of securities in which this Underlying Portfolio may invest, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When adverse market or economic conditions occur, this Underlying Portfolio may temporarily invest all or a portion of its assets in defensive investments. Such investments may include high-rade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments. When this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in the securities of natural resource companies. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets.

This Underlying Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. This Underlying Portfolio also may invest in non-resource companies with the potential for growth. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the sub-advisor’s outlook for inflation. When selecting stocks, the Sub-advisor looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which this Underlying Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

This Underlying Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

As with all stock funds, this Underlying Portfolio’s share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. In addition, this Underlying Portfolio is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector. For instance, since this Underlying Portfolio attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.

Other Investments:

Although this Underlying Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with this Underlying Portfolio’s investment objective and policies. This Underlying Portfolio may purchase preferred stock or common stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock, or is in default on its debt securities. This Underlying Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade. This Underlying Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities. This Underlying Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Foreign Securities.   This Underlying Portfolio may invest up to 50% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. This Underlying Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. This Underlying Portfolio’s investments in foreign securities, or even in U.S. companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.

Futures and Options.   This Underlying Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating this Underlying Portfolio’s exposure to the equity markets. This Underlying Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.

For additional information about these investments and their risks, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   This Underlying Portfolio may establish and maintain cash reserves without limitation for temporary defensive purposes. This Underlying Portfolio’s reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements and money market mutual funds managed by the Sub-advisor. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:

Because this Underlying Portfolio invests primarily in stocks, this Underlying Portfolio is subject to the risks associated with stock investments, and this Underlying Portfolio’s share price therefore may fluctuate substantially. This Underlying Portfolio’s share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by this Underlying Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). This Underlying Portfolio’s focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because this Underlying Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on this Underlying Portfolio’s share price.

Other Investments:

In addition to investing in equity securities, this Underlying Portfolio also may:

•       invest up to 20% of its net assets in convertible securities;

•       invest up to 5% of its net assets in rights or warrants;

•       invest up to 15% of its total assets in foreign securities;

•       purchase and sell exchange-traded index options and stock index futures contracts; and

•       write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all options, 10% of its total assets.

American Depositary Receipts (ADRs) are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by this Underlying Portfolio.

For additional information on the types of investments other than common stocks in which this Underlying Portfolio may invest, see the Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   Although it does not expect to do so ordinarily, when business or financial conditions warrant this Underlying Portfolio may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities (which may include U.S. Government securities) or hold its assets in cash. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST MFS GROWTH PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to provide long-term growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

This Underlying Portfolio invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth.

The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing this Underlying Portfolio. This means that securities are selected based upon fundamental analysis of individual companies (such as analysis of the companies’ earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

This Underlying Portfolio may invest up to 35% of its net assets in foreign securities.

As with any fund investing primarily in common stocks, the value of the securities held by this Underlying Portfolio may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security. These declines may be substantial. In addition, the prices of the growth company stocks in which this Underlying Portfolio invests may fluctuate to a greater extent than other equity securities due to changing market conditions or disappointing earnings results. This Underlying Portfolio may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

Although this Underlying Portfolio will invest primarily in common stocks and related securities, this Underlying Portfolio may also invest in variable and floating rate debt securities. This Underlying Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. This Underlying Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. This Underlying Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

For more information on some of the types of securities other than common stocks in which this Underlying Portfolio may invest, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   This Underlying Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, this Underlying Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST MARSICO CAPITAL GROWTH PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek capital growth. Income is not an investment objective and any income realized on this Underlying Portfolio’s investments, therefore, will be incidental to this Underlying Portfolio’s objective.

Principal Investment Policies and Risks:

This Underlying Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Fund will normally hold a core position of between 35 and 50 common stocks. This Underlying Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for this Underlying Portfolio(s), the Sub-advisor uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-advisor may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the “top-down” analysis, the Sub-advisor seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, The Sub-advisor may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, the Sub-advisor may visit with various levels of a company’s management, as well as with (as relevant) its customers, suppliers, distributors and competitors. The Sub-advisor also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-advisor in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-advisor may reduce or sell investments in portfolio companies if, in the opinion of the Sub-advisor, a company’s fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

This Underlying Portfolio’s core investments generally are comprised of well-known, established growth companies. However, this Underlying Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, this Underlying Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause this Underlying Portfolio to incur higher transaction costs (which may adversely affect this Underlying Portfolio’s performance) and may increase taxable distributions for shareholders.

The primary risk associated with investment in this Underlying Portfolio will be the risk that the equity securities held by this Underlying Portfolio will decline in value. The risk of this Underlying Portfolio is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

Although it is the general policy of this Underlying Portfolio to purchase and hold securities for capital growth, changes in this Underlying Portfolio will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

Special Situations.   This Underlying Portfolio may invest in “special situations” from time to time. A “special situation” arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

This Underlying Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when this Underlying Portfolio perceives an opportunity for capital growth from such securities. This Underlying Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

This Underlying Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts. The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. This Underlying Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/structured Securities.   This Underlying Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. This Underlying Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

Futures, Options and Other Derivative Instruments.   This Underlying Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge this Underlying Portfolio’s positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, this Underlying Portfolio may also use derivative instruments for non-hedging purposes such as increasing this Underlying Portfolio’s income or otherwise enhancing return.

For an additional discussion of many of these types of securities and their risks, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase this Underlying Portfolio’s cash position without limitation when the Sub-advisor believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, discount notes and repurchase agreements. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on this Underlying Portfolio’s investments, therefore, will be incidental to this Underlying Portfolio’s objective.

Principal Investment Policies and Risks:

This Underlying Portfolio will pursue its objective by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term. This Underlying Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

Because this Underlying Portfolio invests a substantial portion (or all) of its assets in equity securities, this Underlying Portfolio is subject to the risks associated with investments in equity securities, and this Underlying Portfolio’s share price therefore may fluctuate substantially. This is true despite this Underlying Portfolio’s focus on the securities of larger more-established companies. This Underlying Portfolio’s share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by this Underlying Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities it invests in, this Underlying Portfolio is designed for those who are investing for the long term.

This Underlying Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

Special Situations.   This Underlying Portfolio may invest in “special situations” from time to time. A “special situation” arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations”

carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Non-diversified Status.   This Underlying Portfolio is “non-diversified” under the Investment Company Act of 1940 (the Investment Company Act) and may invest a large percentage of its assets in few issuers than “diversified” mutual funds. Therefore, this Underlying Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Other Investments:

Although the Sub-advisor expects to invest primarily in equity securities, this Underlying Portfolio may also invest to a lesser degree in debt securities when this Underlying Portfolio perceives an opportunity for capital growth from such securities. This Underlying Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

•       35% of its assets in bonds rated below investment grade (“junk” bonds).

•       25% of its assets in mortgage- and asset-backed securities.

•       10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

This Underlying Portfolio may make short sales “against the box.” In addition, this Underlying Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities.   This Underlying Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of this Underlying Portfolio’s assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

Futures, Options and Other Derivative Instruments.   This Underlying Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). This Underlying Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, this Underlying Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. This Underlying Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

For more information on the types of securities other than common stocks in which this Underlying Portfolio may invest, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   The Sub-advisor may increase this Underlying Portfolio’s cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DEAM LARGE-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities issued by large capitalization companies. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets.

This Underlying Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of large-sized companies included in the Russell 1000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection. The Russell 1000® Value Index is a market capitalization index that measures the performance of large, established companies trading at discounts to their fair value. As of December 31, 2004, the average market capitalization of the companies in the Russell 1000® Value Index was approximately $89.88 billion and the median market capitalization was approximately $4.52 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor generally takes a bottom-up approach to building this Underlying Portfolio, searching for individual companies that demonstrate the best potential for significant returns. The allocation to industries and capitalization is targeted to be similar to that of the Russell 1000® Value Index. The Sub-advisor considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, this Underlying Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by this Underlying Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. This Underlying Portfolio’s focus on the stocks of large, more established companies may mean that its level of risk is lower than a portfolio investing primarily in smaller companies. While value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risk that the market will not recognize the stock’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. While this Underlying Portfolio attempts to outperform the Russell 1000® Value Index, this Underlying Portfolio also may under-perform the Russell 1000® Value Index over short or extended periods.

Other Investments:

In addition to investing in common stocks, this Underlying Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth. Other types of securities in which this Underlying Portfolio may invest include:

Foreign Securities.   This Underlying Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which this Underlying Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Futures, Options, and Other Derivative Instruments.   This Underlying Portfolio may purchase and write put and call options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue this Underlying Portfolio’s investment objective and also to hedge against currency and market risks, but are not intended for speculation. This Underlying Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, this Underlying Portfolio may invest in a broad array of other “derivative” instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by this Underlying Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Temporary Investments.   When a defensive position is deemed advisable because of prevailing market conditions, this Underlying Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST LARGE-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio (formerly, the AST INVESCO Capital Income Portfolio) is to seek current income and long-term growth of income, as well as capital appreciation.

Principal Investment Policies and Risks:

This Underlying Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For purposes of this Underlying Portfolio, large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell 1000 Index during the previous 12-months based on month-end data. The 80% requirement applies at the time this Underlying Portfolio invests its assets. Some of these securities may be acquired in IPOs. In addition to these principal investments, this Underlying Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of this Underlying Portfolio are independently managed by two Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of this Underlying Portfolio determine and allocate a portion of this Underlying Portfolio’s assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to the Underlying Portfolio Prospectus.

Although each Sub-advisor will follow this Underlying Portfolio’s policy of investing, under normal circumstances, at least 80% of this Underlying Portfolio’s assets in large capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve this Underlying Portfolio’s objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

Hotchkis & Wiley initially will be responsible for managing approximately 75% of this Underlying Portfolio’s assets. This Sub-advisor normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Sub-advisor also may invest in stocks that don’t pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

J.P. Morgan initially will be responsible for managing approximately 25% of this Underlying Portfolio’s assets. J.P. Morgan seeks to identify relative value within sectors. The analysis is purely fundamental, aided by a valuation tool that helps rank stocks within 18 different sectors by their dividend discount rates (DDRs). J.P. Morgan’s uses the following parameters when seeking to purchase stocks: Stocks below $1 billion in market cap are not purchased in this Underlying Portfolio. If a stock falls below $1 billion after purchase, it will be considered a candidate for sale, but will not be automatically sold. This Sub-advisor will seek to buy a stock when it believes that it has an information advantage around the longer-term earnings prospects or fundamentals of a company relative to the rest of the market, or when it believes there has been a stock price overreaction as a result of incremental news creating a near-term opportunity. J.P. Morgan will seek to sell a stock when its investment thesis has proven correct and the stock price has reacted as expected, it no longer believes its investment thesis will come to fruition, or a better risk-adjusted investment opportunity has been identified within the sector.

Temporary Investments.   in periods of uncertain market and economic conditions, this Underlying Portfolio may assume a defensive position with up to 100% of its assets temporarily held in cash. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

This Underlying Portfolio will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of this Underlying Portfolio’s assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, this Underlying Portfolio seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. The Sub-advisor’s investment approach is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio investments are selected by the Sub-advisor based upon a model portfolio of 125-175 stocks constructed by the Sub-advisor. In selecting investments for the model portfolio, the Sub-advisor takes a “bottom-up” approach. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor relates present value of each company’s forecasted future cash flow to the current price of its stock. The Sub-advisor ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued. The Sub-advisor also looks at a measure of earnings quality. The measure of earnings quality compares changes in the balance-sheet accrual component of reported earnings for each stock to the market average. All else being equal, the Sub-advisor prefers stocks with lower accruals.

Once the expected return for each stock is calculated, the Sub-advisor adjusts for timing and concentration risks. Securities are ranked by risk-adjusted expected returns. Securities ranked in the top third of its valuation universe, if selected, are over-weighted in this Underlying Portfolio because they represent the most undervalued stocks in its universe. The Sub-advisor market weights securities ranked in the middle third of its universe, if selected, to add diversification to this Underlying Portfolio. To control variability in premium, the Sub-advisor also holds the largest capitalization securities (at under-weighted positions) even when they rank in bottom third of the universe. If a security falls in the ranking from the top third of the Sub-advisor’s valuation universe to the middle third, the Sub-advisor may reduce this Underlying Portfolio’s position to market weight. If the security’s ranking continues to fall into the bottom third of its universe, the Sub-advisor may either sell it or, if it is a very large capitalization stock, will underweight it. The Sub-advisor may from time to time deviate from the foregoing process with respect to the weighting of individual securities in this Underlying Portfolio when determined appropriate by the Sub-advisor.

The Sub-advisor may delay this Underlying Portfolio’s purchase of securities if recent weakness in the stock or negative earnings revisions by analysts indicate that the stock price is likely to decline in the near future, and it may delay this Underlying Portfolio’s sale of securities if recent strength in the stock or upward earnings revisions indicate the stock is likely to rise soon. The Sub-advisor will control risk by reviewing whether there is undue portfolio exposure to industry sector and other risk factors. The Sub-advisor will take more risk when unusually large value distortions within the value realm create unusually large opportunities to add returns, and it will take less risk when the opportunities are limited.

The Sub-advisor also seeks to control risks by correlating the size of initial purchases by this Underlying Portfolio to the security’s benchmark weighting, within plus or minus 0.5%. If market appreciation of a security brings the security’s weighting to 1.0% above or below its benchmark weighting (at the time), the size of the holding is generally increased or reduced accordingly. Because this Underlying Portfolio invests primarily in stocks, this Underlying Portfolio is subject to the risks associated with stock investments, and this Underlying Portfolio’s share price therefore may fluctuate substantially. This Underlying Portfolio’s share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by this Underlying Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). This Underlying Portfolio’s focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. While this Underlying Portfolio’s value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risks that the market will not recognize the stock’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

Derivatives.   This Underlying Portfolio may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options. These instruments may be used for several reasons: to simulate full investment in equities while retaining cash for fund management purposes, to facilitate trading, or to reduce transaction costs. This Underlying Portfolio will not use derivatives for speculative purposes or to leverage its assets. This Underlying Portfolio will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of this Underlying Portfolio’s assets and the percentage of this Underlying Portfolio’s assets being used to cover its obligations under futures and options does not exceed 50%.

Additional information about these derivative instruments and their risks is included in the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   This Underlying Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. This Underlying Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST COHEN & STEERS REALTY PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to maximize total return through investment in real estate securities.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities of real estate related issuers. This Underlying Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

Generally, the equity securities of real estate related issuers will consist of:

•       common stocks (including shares in real estate investment trusts),

•       rights or warrants to purchase common stocks,

•       securities convertible into common stocks where the conversion feature represents, in the Sub-advisor’s view, a significant element of the securities’ value, and

•       preferred stocks.

Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate.

This Underlying Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Real estate companies may include real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

As a fund that invests primarily in equity securities, this Underlying Portfolio will be subject to many of the same risks as other equity funds. This Underlying Portfolio also will be subject to certain risks related specifically to real estate securities, and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

While this Underlying Portfolio will not invest in real estate directly, securities of real estate companies may be subject to risks similar to those associated with the direct ownership of real estate. These include risks related to general and local economic conditions, dependence on management skill, heavy cash flow dependency, possible lack of available mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

In general, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

Non-Diversified Status.   This Underlying Portfolio is classified as a “non-diversified” investment company under the Investment Company Act, which means this Underlying Portfolio is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. However, this Underlying Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve this Underlying Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of this Underlying Portfolio’s holdings may have a greater effect on this Underlying Portfolio’s value than on the value of a fund that is more broadly diversified.

Other Investments:

This Underlying Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. This Underlying Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. This Underlying Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. This Underlying Portfolio may also enter into short sales, which are transactions in which this Underlying Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The Sub-advisor expects that this Underlying Portfolio will use these techniques on a relatively infrequent basis.

Temporary Investments.   When the Sub-advisor believes that market or general economic conditions justify a temporary defensive position, this Underlying Portfolio will invest all or a portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum total return will be limited. This Underlying Portfolio may also invest funds awaiting investment or funds held to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to outperform the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500®”) through active stock selection resulting in different weightings of common stocks relative to the index.

Principal Investment Policies and Risks:

This Underlying Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities included in the S&P 500®. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets.

The S&P 500® is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the “NYSE”). The Sub-advisor believes that the S&P 500® is representative of the performance of publicly traded common stocks in the U.S. in general.

In seeking to outperform the S&P 500®, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of fundamental, quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500®. Based on these criteria, the Sub-advisor determines whether this Underlying Portfolio should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500® that the stock represents. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500® stocks should not be held by this Underlying Portfolio in any amount, and (2) certain equity securities that are not included in the S&P 500® should be held by this Underlying Portfolio. This Underlying Portfolio may invest up to 15% of its total assets in equity securities not included in the S&P 500®. This Underlying Portfolio is an actively managed fund.

As a mutual fund investing primarily in common stocks, this Underlying Portfolio is subject to the risk that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The Sub-advisor believes that the various quantitative criteria used to determine which stocks to over- or under-weight will balance each other so that the overall risk of this Underlying Portfolio is not likely to differ materially from the risk of the S&P 500® itself. While this Underlying Portfolio attempts to outperform the S&P 500®, it is not expected that any outperformance will be substantial. This Underlying Portfolio also may underperform the S&P 500® over short or extended periods.

About the S&P 500®.   The S&P 500® is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500® are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock’s current price). The composition of the S&P 500® is determined by S&P based on such factors as market capitalization, trading activity, and whether the stock is representative of stocks in a particular industry group. The composition of the S&P 500® may be changed from time to time. “Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager.

This Underlying Portfolio is not sponsored, endorsed, sold or promoted by Standard &Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the shareholders of this Underlying Portfolio or any member of the public regarding the advisability of investing in securities generally or in this Underlying Portfolio particularly or the ability of the S&P 500® to track general stock market performance. S&P’s only relationship to the Investment Manager or the Sub-advisor is a license provided to the Investment Manager of certain trademarks and trade names of S&P and of the S&P 500®, which is determined, composed and calculated by S&P without regard to the Investment Manager, Sub-advisor, or Portfolio. S&P has no obligation to take the needs of the Investment Manager, Sub-advisor or the shareholders of this Underlying Portfolio into consideration in determining, composing or calculating the S&P 500®. S&P is not responsible for and has not participated in the determination of the prices and amount of this Underlying Portfolio or the timing of the issuance or sale of this Underlying Portfolio, or in the determination or calculation of this Underlying Portfolio’s net asset value. S&P has no obligation or liability in connection with the administration, marketing or trading of this Underlying Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to the results to be obtained by this Underlying Portfolio, shareholders of this Underlying Portfolio, or any other person or entity from the use of the S&P 500® or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Other Investments:

Derivatives.   This Underlying Portfolio may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options, warrants and convertible securities. These instruments may be used for several reasons: to simulate full investment in the S&P 500® while retaining cash for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when the futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the S&P 500®. This Underlying Portfolio will not use derivatives for speculative purposes or to leverage its assets. This Underlying Portfolio will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of this Underlying Portfolio’s assets and provided that the percentage of this Underlying Portfolio’s assets being used to cover its obligations under futures and options does not exceed 50%.

Additional information about these derivative instruments and their risks is included in the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   This Underlying Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500®. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. This Underlying Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:

Investment Objective: The primary investment objective of this Underlying Portfolio is to seek capital growth. Current income is a secondary investment objective.

Principal Investment Policies and Risks:

This Underlying Portfolio’s investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of the stock), from most attractive to least attractive. This is determined by using a computer model that combines measures of at stock’s value as well as measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses the rate of growth in a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk.

The Sub-advisor does not attempt to time the market. Instead, under normal market conditions, it intends to keep this Underlying Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

The value of this Underlying Portfolio’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities this Underlying Portfolio owns will up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

This Underlying Portfolio’s performance will be closely tied to the performance of its benchmark. If this Underlying Portfolio’s benchmark goes down, it is likely that this Underlying Portfolio’s performance will go down.

Although current income is an objective for this Underlying Portfolio, if the stocks that make up its benchmark do not have a high dividend yield, this Underlying Portfolio’s dividend will not be high.

This Underlying Portfolio’s performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on this Underlying Portfolio’s performance depends on the strength of the IPO market and the size of this Underlying Portfolio. IPOs may have impact on this Underlying Portfolio’s performance as its assets grow.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by this Underlying Portfolio and/or the stocks contained in the Underlying Portfolios’ respective benchmark, the Underlying Portfolios’ gains may not be as big as, or their losses may be bigger than, other equity funds using different investment styles.

Other Investments:

When the Sub-advisor believes that it is prudent, this Underlying Portfolio may invest a portion of their assets in convertible debt securities, equity equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the Underlying Portfolios’ cash assets remain liquid while performing more like stocks. The Sub-advisor has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the Sub-advisor cannot invest in a derivative security if it would be possible for this Underlying Portfolio to lose more money than it invested.

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

This Underlying Portfolio normally will invest in common stocks (and securities convertible into common stocks).

The Sub-advisor will take a value-oriented approach, in that it will try to keep this Underlying Portfolio’s assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, this Underlying Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

In seeking to achieve its objective, this Underlying Portfolio invests primarily in the equity securities of U.S. companies that the Sub-advisor believes are undervalued. The Sub-advisor believes that, over time, stock prices (of companies in which this Underlying Portfolio invests) will come to reflect the companies’ intrinsic economic values. The Sub-advisor uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Sub-advisor’s analysts prepare their own earnings estimates and financial models for each company followed. The Sub-advisor employs these models to identify equity securities whose current market prices do not reflect what it considers to be their intrinsic economic value. In determining a company’s intrinsic economic value, the Sub-advisor takes into account any factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Sub-advisor then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their stock prices and their intrinsic economic values, with companies with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

Other Investments:

This Underlying Portfolio, in addition to investing in common stocks and convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in this Underlying Portfolio. It is not intended for this Underlying Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of this Underlying Portfolio’s net assets at the time an option is written. This Underlying Portfolio also may purchase and sell forward and futures contracts and related options for hedging purposes. This Underlying Portfolio may also invest up to 10% of its net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

Temporary Investments.   This Underlying Portfolio may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets. To achieve its objectives, this Underlying Portfolio intends to invest primarily in all types of high quality bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage-related and asset-backed securities of U.S. and foreign issuers.

This Underlying Portfolio may also invest in convertible securities and corporate commercial paper; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed portfolio loans and revolving credit securities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by federal, state or local governments and their agencies and government-sponsored enterprises; obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

This Underlying Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. This Underlying Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging. These bonds must, at the time of purchase, have received an investment-grade rating from at least one rating agency (or if unrated, must have a Sub-advisor equivalent rating) but could be rated below investment-grade by other agencies. Such bonds are called “split-rated”).

Although this Underlying Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. This Underlying Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies (“cross-hedging”). The Sub-advisor also attempts to reduce currency risks through diversification among foreign securities and active management of currency exposures. The Sub-advisor may use foreign forward currency contracts (“forwards”) to hedge the risk to this Underlying Portfolio when foreign currency exchange rate movements are expected to be unfavorable to U.S. investors. The Sub-adviser may use forwards in an effort to benefit from a currency believed to be appreciating in value versus other currencies. The Sub-advisor may also invest in currencies or forwards in cases where this Underlying Portfolio does not hold bonds denominated in that currency, for example, in situations where the Sub-advisor wants currency exposure to a particular market but believes that the bonds are unattractive. Under certain circumstances, the Sub-advisor may commit a substantial portion of this Underlying Portfolio to currencies and forwards. If the Sub-advisor’s forecast of currency movements proves wrong, this investment activity may cause a loss. Also, for emerging markets, it is often not possible to hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.

This Underlying Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds (“junk bonds”) and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars. In addition, this Underlying Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage-dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

Like any fixed income fund, the value of this Underlying Portfolio will fluctuate in response to changes in market interest rates and the credit quality of particular companies. International fixed income investing, however, involves additional risks that can increase the potential for losses. These additional risks include varying stages of economic and political development of foreign countries, differing regulatory and accounting standards in non-U.S. markets, and higher transaction costs. Because a substantial portion of this Underlying Portfolio’s investments are denominated in foreign currencies, exchange rates are also likely to have a significant impact on total Portfolio performance. For example, a rise in the U.S. dollar’s value relative to the Japanese yen will decrease the U.S. dollar value of a Japanese bond held in this Underlying Portfolio, even though the price of that bond in yen remains unchanged. Therefore, because of these currency risks and the risks of investing in foreign securities generally, this Underlying Portfolio will involve a greater degree of risk and share price fluctuation than a fund investing primarily in domestic fixed income securities, but ordinarily will involve less risk than a fund investing exclusively in foreign fixed income securities. In addition, this Underlying Portfolio’s focus on longer maturity bonds will tend to cause greater fluctuations in value when interest rates change. This Underlying Portfolio’s investments in mortgage-backed and asset-backed securities could further result in increased volatility, as these securities are sensitive to interest rate changes. Further, these securities carry special risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

Types of Debt Securities.   This Underlying Portfolio’s investments in debt securities may include securities issued or guaranteed by the U.S. and foreign governments, their agencies, instrumentalities or political subdivisions, securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank), bank or bank holding company securities, foreign and domestic corporate debt securities, and commercial paper.

This Underlying Portfolio may invest in zero coupon securities, which are securities that are purchased at a discount from their face value, but that do not make cash interest payments. Zero coupon securities are subject to greater fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

This Underlying Portfolio may invest in Brady Bonds, which are used as a means of restructuring the external debt burden of certain emerging countries. Even if the bonds are collateralized, they are often considered speculative investments because of the country’s credit history or other factors. This Underlying Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Trust’s expenses, shareholders will also indirectly bear similar expenses of such trusts.

This Underlying Portfolio from time to time may invest in debt securities convertible into equities.

Nondiversified Investment Company.   This Underlying Portfolio intends to select its investments from a number of country and market sectors, and intends to have investments in securities of issuers from a minimum of three different countries (including the United States). However, this Underlying Portfolio is considered a “nondiversified” investment company for purposes of the Investment Company Act. As such, this Underlying Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. This Underlying Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, except with respect to certain short-term investments. As a nondiversified fund, a price decline in any one of this Underlying Portfolio’s holdings may have a greater effect on this Underlying Portfolio’s value than on the value of a fund that is more broadly diversified.

Other Investments:

Swap Agreements.   This Underlying Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if this Underlying Portfolio had invested directly in an instrument that yielded the desired return or for the purpose of hedging a portfolio position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Under most swap agreements entered into by this Underlying Portfolio, the parties’ obligations are determined on a “net basis.” Consequently, this Underlying Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

There are risks in the use of swaps. Whether this Underlying Portfolio’s use of swap agreements will be successful will depend on the sub-advisor’s ability to predict that certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated. Credit default swaps could result in losses if the sub-advisor does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Moreover, this Underlying Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. This Underlying Portfolio will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by this Underlying Portfolio under all outstanding swap agreements will exceed 10% of total assets.

This Underlying Portfolio may buy and sell futures contracts (and related options) for a number of reasons including: to manage exposure to changes in interest rates, securities prices and currency exchange rates; as an efficient means of adjusting overall exposure to certain markets; to earn income; to protect the value of portfolio securities; and to adjust the portfolio’s duration. This Underlying Portfolio may purchase or write call and put options on securities, financial indices, and foreign currencies. This Underlying Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Temporary Investments.   To protect against adverse movements of interest rates, this Underlying Portfolio may invest without limit in short-term obligations denominated in U.S. and foreign currencies such as certain bank obligations, commercial paper, short-term government and corporate obligations, repurchase agreements and money market mutual funds managed by the Sub-advisor. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While this Underlying Portfolio is in a defensive position, the opportunity to achieve its investment objective of high current income and capital growth may be limited.

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek a high level of current income and may also consider the potential for capital appreciation.

Principal Investment Strategies and Risks:

This Underlying Portfolio will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (‘‘Net Assets’’) in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by Moody’s Investors Services, Inc. or Standard & Poor’s Corporation, or, if unrated, determined by the Sub-Adviser to be of comparable quality.

This Underlying Portfolio may invest in all types of fixed income securities, including, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal Securities and preferred stock. This Underlying Portfolio may purchase the securities of issuers that are in default.

This Underlying Portfolio may invest up to 25% of its total assets in obligations of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Sub-Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-U.S. dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.

Under normal market conditions, this Underlying Portfolio may invest up to 20% of its Net Assets in investment grade fixed-income securities, including U.S. Government Securities. This Underlying Portfolio may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by this Underlying Portfolio or when the equity securities are received by this Underlying Portfolio in connection with a corporate restructuring of an issuer.

To the extent this Underlying Portfolio invests in sovereign debt obligations this Underlying Portfolio will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. There are also risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country. The risks associated with the general economic environment of a country can encompass, among other things, low quality and growth rate of Gross Domestic Product (‘‘GDP’’), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP. The risk factors associated with the inability of a country to pay its external debt obligations in the immediate future may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

Foreign Risk—This Underlying Portfolio will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. This Underlying Portfolio will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when this Underlying Portfolio invests in issuers located in emerging countries.

Emerging Countries Risk   This Underlying Portfolio may invest in emerging countries. The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

‘‘Junk Bond’’ Risk   This Underlying Portfolio will invest in non-investment grade fixed-income securities (commonly known as ‘‘junk bonds’’) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets.

Fixed income securities include securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed portfolio loans and revolving credit securities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies and government-sponsored enterprises; obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

To pursue its objective, this Underlying Portfolio normally invests primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks. At least 20% of this Underlying Portfolio’s assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

The Sub-advisor believes that a high total return (current income and capital growth) may be derived from an actively managed, diversified portfolio of investments. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the Sub-advisor attempts to reduce this Underlying Portfolio’s risks. The Sub-advisor seeks unusual values, using fundamental, “bottom-up” research (i.e., research on individual companies rather than the economy as a whole) to identify undervalued securities. This Underlying Portfolio may find good value in high yield securities, sometimes called “lower-rated bonds” or “junk bonds,” and frequently may have more than half of its assets invested in those securities. Higher yield on debt securities can occur during periods of high inflation when the demand for borrowed money is high. Also, buying lower-rated bonds when the Sub-advisor believes their credit risk is likely to decrease may generate higher returns.

This Underlying Portfolio may also make significant investments in mortgage-backed securities. Although this Underlying Portfolio expects to maintain a weighted average maturity in the range of five to twelve years, there are no maturity restrictions on the overall portfolio or on individual securities.

This Underlying Portfolio may invest up to 20% of its net assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants, stock purchase rights and similar instruments.

As a fund that invests primarily in fixed income securities, this Underlying Portfolio is subject to the general risks and considerations associated with investing in such securities. The value of an investment in this Underlying Portfolio will change as market interest rates fluctuate. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise. This Underlying Portfolio generally maintains a relatively long average maturity, and longer-term debt securities are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to this Underlying Portfolio, a risk that will be relatively high because this Underlying Portfolio will likely have substantial junk bond investments. This Underlying Portfolio may sustain losses if an issuer defaults as to principal and/or interest payments after this Underlying Portfolio purchases its securities. In addition, the market for high yield securities generally is less liquid than the market for higher-rated securities. In addition, the risk to which this Underlying Portfolio is subject may be high relative to other fixed income funds because of this Underlying Portfolio’s investment in convertible securities, which tend to be more volatile than non-convertible debt securities. In addition to the risks associated with fixed income securities generally, mortgage-backed securities are subject to the additional risk that early repayments will reduce this Underlying Portfolio’s return on such securities.

To the extent that this Underlying Portfolio invests in equity securities, it will be subject to the risks associated with investing in such securities. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices. Accordingly, the value of the equity securities that this Underlying Portfolio holds may decline over short or extended periods.

Other Investments:

This Underlying Portfolio may invest up to 20% of its net assets in foreign securities (securities primarily traded in countries outside the United States), and may enter into forward foreign currency contracts in connection with these foreign investments.

Additional information on the types of securities and instruments in which this Underlying Portfolio may invest and their risks are included in the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Temporary Investments.   While typically fully invested, this Underlying Portfolio may at times increase its investments in cash and short-term debt securities for defensive purposes. This Underlying Portfolio may also invest in short-term fixed income securities to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. Short-term securities include obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, and bank certificates of deposit and bankers’ acceptances. When this Underlying Portfolio increases its cash position, the opportunity to achieve its investment objective of high total return will be limited.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets. Fixed income securities include:

•       securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•       corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•       mortgage and other asset-backed securities;

•       inflation-indexed bonds issued by both governments and corporations;

•       structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•       delayed funding loans and revolving credit securities;

•       bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•       repurchase agreements and reverse repurchase agreements;

•       debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

•       obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;

•       derivative instruments, including swap agreements; and

•       obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of this Underlying Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

This Underlying Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of this Underlying Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor’s forecast for interest rates. This Underlying Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) but are rated B or higher by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as this Underlying Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, this Underlying Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase this Underlying Portfolio’s return or hedge its investments, but may increase the risk to which this Underlying Portfolio is subject.

Like other fixed income funds, this Underlying Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which this Underlying Portfolio may invest may be particularly sensitive to changes in interest rates. This Underlying Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that this Underlying Portfolio may invest in, and some of the investment practices that this Underlying Portfolio will engage in.

U.S. Government Securities.   This Underlying Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities.   Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, this Underlying Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities.   Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide this Underlying Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause this Underlying Portfolio’s interest income to decline if market interest rates decline.

Inflation-Indexed Bonds.   Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. This Underlying Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds.   Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, this Underlying Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose this Underlying Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities.   This Underlying Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which this Underlying Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls.   In addition to entering into reverse repurchase agreements, this Underlying Portfolio may also enter into dollar rolls. In a dollar roll, this Underlying Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. This Underlying Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but this Underlying Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. This Underlying Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio’s share price and may cause this Underlying Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities.   This Underlying Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. This Underlying Portfolio may invest up to 10% of its assets in securities of issuers based in developing countries (as determined by the Sub-advisor). This Underlying Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from this Underlying Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Short Sales “Against the Box.”   This Underlying Portfolio may sell securities short “against the box.” For a discussion of this practice, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Derivative Instruments.   This Underlying Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. This Underlying Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. This Underlying Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. This Underlying Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

For a discussion of futures and options and their risks, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.” This Underlying Portfolio’s investments in swap agreements are described directly below.

Swap Agreements.   This Underlying Portfolio may enter into interest rate, index, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if this Underlying Portfolio had invested directly in an instrument that yielded the desired return. This Underlying Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

This Underlying Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. This Underlying Portfolio may be either the buyer or seller in a credit default swap transaction. If this Underlying Portfolio is a buyer and no event of default occurs, this Underlying Portfolio will lose its investment and recover nothing. However, if an event of default occurs, this Underlying Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, this Underlying Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if this Underlying Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by this Underlying Portfolio, the parties’ obligations are determined on a “net basis.” Consequently, this Underlying Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether this Underlying Portfolio’s use of swap agreements will be successful will depend on the sub-advisor’s ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, this Underlying Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying this Underlying Portfolio’s investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by the Underlying Portfolios at market value. In the case of a credit default swap sold by an Underlying Portfolio (i.e., where this Underlying Portfolio is selling credit default protection), however, this Underlying Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Underlying Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations.   This Underlying Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche that bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Underlying Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the Prospectus and this SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) this Underlying Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

This Underlying Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time this Underlying Portfolio invests its assets. Fixed income securities include:

•       securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•       corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•       mortgage and other asset-backed securities;

•       inflation-indexed bonds issued by both governments and corporations;

•       structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•       delayed funding loans and revolving credit securities;

•       bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•       repurchase agreements and reverse repurchase agreements;

•       debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

•       obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

•       obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of this Underlying Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

This Underlying Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of this Underlying Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor’s forecast for interest rates. This Underlying Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) but are rated B or higher by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as this Underlying Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, this Underlying Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase this Underlying Portfolio’s return or hedge its investments, but may increase the risk to which this Underlying Portfolio is subject.

Like other fixed income funds, this Underlying Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Therefore, this Underlying Portfolio’s share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter. Certain mortgage-backed and asset-backed securities and derivative instruments in which this Underlying Portfolio may invest may be particularly sensitive to changes in interest rates. This Underlying Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that this Underlying Portfolio may invest in, and some of the investment practices that this Underlying Portfolio will engage in.

U.S. Government Securities.   This Underlying Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities.   Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, this Underlying Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities.   Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide this Underlying Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause this Underlying Portfolio’s interest income to decline if market interest rates decline.

Inflation-Indexed Bonds.   Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. This Underlying Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds.   Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, this Underlying Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose this Underlying Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities.   This Underlying Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which this Underlying Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls.   In addition to entering into reverse repurchase agreements, this Underlying Portfolio may also enter into dollar rolls. In a dollar roll, this Underlying Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. This Underlying Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but this Underlying Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. This Underlying Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio’s share price and may cause this Underlying Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities.   This Underlying Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. This Underlying Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from this Underlying Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Short Sales “Against the Box.”   This Underlying Portfolio may sell securities short “against the box.” For a discussion of this practice, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

Derivative Instruments.   This Underlying Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. This Underlying Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. This Underlying Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. This Underlying Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

For a discussion of futures and options and their risks, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.” This Underlying Portfolio’s investments in swap agreements are described directly below.

Swap Agreements.   This Underlying Portfolio may enter into interest rate, index, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if this Underlying Portfolio had invested directly in an instrument that yielded the desired return. This Underlying Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

This Underlying Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. This Underlying Portfolio may be either the buyer or seller in a credit default swap transaction. If this Underlying Portfolio is a buyer and no event of default occurs, this Underlying Portfolio will lose its investment and recover nothing. However, if an event of default occurs, this Underlying Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, this Underlying Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if this Underlying Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by this Underlying Portfolio, the parties’ obligations are determined on a “net basis.” Consequently, this Underlying Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether this Underlying Portfolio’s use of swap agreements will be successful will depend on the sub-advisor’s ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, this Underlying Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying this Underlying Portfolio’s investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by the Underlying Portfolios at market value. In the case of a credit default swap sold by an Underlying Portfolio (i.e., where this Underlying Portfolio is selling credit default protection), however, this Underlying Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Underlying Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations.   This Underlying Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche that bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Underlying Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the Prospectus and this SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) this Underlying Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST MONEY MARKET PORTFOLIO:

Investment Objective: The investment objective of this Underlying Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

As a money market fund, this Underlying Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, this Underlying Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in this Underlying Portfolio. Of course, there can be no assurance that this Underlying Portfolio will achieve its goal of a stable net asset value, and shares of this Underlying Portfolio are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause this Underlying Portfolio’s net asset value per share to fall below $1. In addition, the income earned by this Underlying Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for this Underlying Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause this Underlying Portfolio’s net asset value per share to fall below $1.00. The Investment Manager may decide to reimburse certain of these expenses to this Underlying Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Under the regulatory requirements applicable to money market funds, this Underlying Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, this Underlying Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Trust, present minimal credit risks. This Underlying Portfolio will not purchase any security (other than a United States Government security) unless:

•       if rated by only one nationally recognized statistical rating organization (such as Moody’s and Standard & Poor’s), such organization has rated it with the highest rating assigned to short-term debt securities;

•       if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

•       it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, this Underlying Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Directors that disposing of the investment would not be in this Underlying Portfolio’s best interest.

Subject to the above requirements, this Underlying Portfolio will invest in one or more of the types of investments described below.

United States Government Obligations.   This Underlying Portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities either directly or through repurchase agreements. U.S. Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

Bank Obligations.   This Underlying Portfolio may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers’ acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. This Underlying Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

Commercial Paper; Bonds.   This Underlying Portfolio may invest in high quality commercial paper and corporate bonds issued by United States issuers. This Underlying Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

Asset-Backed Securities.   This Underlying Portfolio may invest in asset-backed securities backed by credit card receivables, automobile loans, manufactured housing loans and home equity loans in an aggregate amount of up to 10% of this Underlying Portfolio’s net assets, subject to the limitations of rule 2a-7 under in Investment Company Act.

Synthetic Instruments.   As may be permitted by current laws and regulations and if expressly permitted by the Trustees of the Trust, this Underlying Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

Foreign Securities.   Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

For more information on certain of these investments, see the Prospectus under the caption “Certain Risk Factors and Investment Methods.”

APPENDIX II:

DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor’s Corporation (“Standard & Poor’s”)

AAA—Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C—The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI—The rating CI is reserved for income bonds on which no interest is being paid.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-)—Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

Description of Certain Commercial Paper Ratings

Moody’s

Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3—Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime—Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

A-1—This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3—Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

B—Issues rated B are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

PART C.                         OTHER INFORMATION

ITEM 23.                                               Exhibits

(a).                               Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(b).                              By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(c).                               None.

(d).                              (1a)                            Form of Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various portfolios of the Registrant.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(1b)                           Form of Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various portfolios of the Registrant.  Filed as an Exhibit to Post-Effective Amendment No. 53 to Registration Statement, which Amendment was filed via EDGAR as of July, 25, 2005, and is incorporated herein by reference.

(2)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Concentrated Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(3)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Wells Capital Management, Inc. for the AST Money Market Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(4)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs High Yield Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(5)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(6)                                  Sub-advisory Agreement among American Skandia Investment Services Incorporated, Prudential Investments LLC and Pacific Investment Management Company for the AST PIMCO Total Return Bond Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(7)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(8)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company for the AST PIMCO Limited Maturity Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(9)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price International, Inc. for the AST T. Rowe Price Global Bond Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(10)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and William Blair & Company LLC for the AST William Blair International Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(11)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the LSV International Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(12)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the AST American Century Strategic Balanced Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(13)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the AST American Century Income & Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(14)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated and J. P. Morgan Investment Management, Inc. for the AST JPMorgan International Equity Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(15)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated and Hotchkis and Wiley Capital Management LLC for the AST Hotchkis & Wiley Large-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(16)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(17)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(18)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(19)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(20)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(21)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Inc. for the AST Small-Cap Growth Portfolio.  Filed as an Exhibit to Post-Effective Amendment No. 52 to the

Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(22)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Eagle Asset Management for the AST Small-Cap Growth Portfolio.  Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(23)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the AST DeAM Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(24)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Global Equity Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(25)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(26)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Fred Alger Management, Inc. for the AST Alger All-Cap Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(27)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Mid-Cap Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(28)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the AST Alliance Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(29)                            Sub-advisory Agreement among American Skandia Investment

Services, Incorporated, Prudential Investments LLC and Sanford C. Bernstein & Co., LLC for the AST Sanford Bernstein Managed Index 500 Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(30)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the AST Alliance Growth and Income Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(31)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(32)                            Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(33)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Integrity Asset Management for the AST Small-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(34)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Lee Munder Investments, Ltd. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(35)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and J.P. Morgan Investment Management, Inc. for the AST Small-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(36)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and GAMCO Investors, Inc. for the AST Gabelli All-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(37)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the AST DeAM Large-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(38)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Lord Abbett & Co. for the AST Lord Abbett Bond-Debenture Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(39)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC, Alliance Capital Management L.P. and Sanford C. Bernstein & Co., LLC for the AST Alliance/Bernstein Growth + Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(40)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated and Sanford C. Bernstein & Co., LLC for the AST Sanford Bernstein Core Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(41)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the AST DeAM Small-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(e).                               (1)                                  Sales Agreement between Registrant and American Skandia Life Assurance Corporation.  Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(2)                                  Sales Agreement between Registrant and Kemper Investors Life Insurance Company.  Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(f).                                 None.

(g).                              (1)                                  Amended and Restated Custody Agreement between Registrant and Morgan Stanley Trust Company.  Filed as an Exhibit to Post-Effective Amendment No. 27 to Registration Statement, which Amendment was filed via EDGAR on October 16, 1998, and is incorporated herein by reference.

(2)                                  Foreign Custody Manager Delegation Amendment between Registrant and The Chase Manhattan Bank.  Filed as an Exhibit to Post-Effective Amendment No. 40 to Registration Statement, which Amendment was filed via EDGAR on July 16, 2001, and is incorporated herein by reference.

(3)                                  Amended Custodian Agreement between Registrant and Provident National Bank.  Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(4)                                  Amendment to Custodian Services Agreement between Registrant and PNC Bank, N.A.  Filed as an Exhibit to Post-Effective Amendment No. 27 to Registration Statement, which Amendment was filed via EDGAR on October 16, 1998, and is incorporated herein by reference.

(5)                                  Amendment to Custodian Services Agreement between Registrant and PFPC Trust Company.  Filed as an Exhibit to Post-Effective Amendment No. 35 to Registration Statement, which Amendment was filed via EDGAR on April 27, 2000, and is incorporated herein by reference.

(6)                                  Amended Transfer Agency Agreement between Registrant and Provident Financial Processing Corporation.  Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(h).                              (1)                                  Amended Administration Agreement between Registrant and Provident Financial Processing Corporation.  Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(2)                                  Participation Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company.  Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(3)                                  Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation, American Skandia Trust, American Skandia Investment Services, Incorporated, Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC.  Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(4)                                  Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC.  Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(5)                                  Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC.  Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(i).                                  Opinion of Counsel for the Registrant.  Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(j).                                  Consent of Independent Registered Public Accounting Firm. Filed herewith.

(k).                               None.

(l).                                  Certificate re:  initial $100,000 capital.  Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(m)                               None.

(n).                              None.

(p)                                 (1)                                  Form of Code of Ethics of Registrant pursuant to Rule 17j-1.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(2)                                  Form of Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.  Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(3)                                  Form of Code of Ethics of Alliance Capital Management L.P.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(4)                                  Form of Code of Ethics of American Century Investment Management, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(5)                                  Form of Code of Ethics of Cohen & Steers Capital Management, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(6)                                  Form of Code of Ethics of Deutsche Asset Management, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 43 to Registration

Statement, which Amendment was filed via EDGAR on December 10, 2001, and is incorporated herein by reference.

(7)                                  Form of Code of Ethics of Federated Investment Counseling.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(8)                                  Form of Code of Ethics of Federated Global Investment Management Corp.  Filed as an Exhibit to Post-Effective Amendment No. 46 to Registration Statement, which Amendment was filed via EDGAR on February 28, 2003, and is incorporated herein by reference.

(9)                                  Form of Code of Ethics of Fred Alger Management, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(10)                            Form of Code of Ethics of GAMCO Investors, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(11)                            Form of Code of Ethics of Goldman Sachs Asset Management.  Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.

(12)                            Form of Code of Ethics of Hotchkis and Wiley Capital Management LLC.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(13)                            Form of Code of Ethics of J. P. Morgan Investment Management, Inc.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(14)                            Form of Code of Ethics of Lord, Abbett & Co.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(15)                            Form of Code of Ethics of Marsico Capital Management, LLC.  Filed as an Exhibit to Post-Effective Amendment No. 45 to Registration Statement, which Amendment was filed via EDGAR on May 1, 2002, and is incorporated herein by reference.

(16)                            Form of Code of Ethics of Massachusetts Financial Services Company.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(17)                            Form of Code of Ethics of Neuberger Berman Management, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration

Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(18)                            Form of Code of Ethics of Pacific Investment Management Company LLC.  Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.

(20)                            Form of Code of Ethics of T. Rowe Price Associates, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(21)                            Form of Code of Ethics of T. Rowe Price International, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(22)                            Form of Code of Ethics of Wells Capital Management, Incorporated.  Filed as an Exhibit to Post-Effective Amendment No. 40 to Registration Statement, which Amendment was filed via EDGAR on July 16, 2001, and is incorporated herein by reference.

(23)                            Form of Code of Ethics of LSV Asset Management.  Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(24)                            Form of Code of Ethics of Integrity Asset Management.  Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(25)                            Form of Code of Ethics of Lee Munder Investments, Ltd.  Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(26)                            Form of Code of Ethics of Eagle Asset Management.  Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(27)                            Form of Code of Ethics of William Blair & Company, LLC.  Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(q)                                 (1)                                  Power of Attorney.  Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(2)                                  Power of Attorney.  Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

ITEM 24.                                               Persons Controlled By or Under Common Control with Registrant

Registrant does not control any person within the meaning of the Investment Company Act of 1940.  Registrant may be deemed to be under common control with its investment manager and its affiliates because a controlling interest in Registrant is held of record by American Skandia Life Assurance Corporation.  See Registrant’s Statement of Additional Information under “Organization and Management of the Trust” and “Other Information.”

ITEM 25.                                               Indemnification

Section 5.2 of the Registrant’s Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, Trustee Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty.  The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise.  The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgement of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Sub-Advisors’ indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager’s indemnification of each Sub-advisor and its affiliated and controlling persons, reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.                                               Business and Other Connections of Investment Adviser

American Skandia Investment Services, Incorporated (“ASISI”), One Corporate Drive, Shelton, Connecticut 06484, and Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serve as the co- investment managers to the Registrant.  Information as to the officers and directors of ASISI is included in ASISI’s Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference.  Information as to the officers and directors of PI is included in PI’s Form ADV (File No. 801-3110), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference.

The business and other connections of PI’s and ASISI’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

NAME AND ADDRESS	POSITION WITH PI and ASISI	PRINCIPAL OCCUPATIONS
Judy A. Rice	Officer-In-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Executive Vice President and Chief Administrative Officer, PI; Vice President; President, Prudential Insurance; President, Prudential Investment Management Services LLC (PIMS); Executive Vice President, Chief Administrative Officer and Director of American Skandia Fund Services, Inc.; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President, Chief Administrative Officer and Director of American Skandia Advisory Services, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI

ITEM 27.                                               Principal Underwriter

Registrant’s shares are currently offered exclusively as an investment option for variable annuity and variable life insurance contracts.  Pursuant to an exemptive order of the Commission, Registrant may also sell its shares directly to qualified plans.  If Registrant sells its shares to qualified plans, it intends to use American Skandia Marketing, Incorporated (“ASM, Inc.”), Prudential Investment Management Services LLC (“PIMS”), or another affiliated broker-dealer as underwriter, if so required by applicable law.  ASM, Inc. and PIMS are each registered as broker-dealers with the Commission and the National Association of Securities Dealers.  ASM, Inc. and PIMS are affiliates of PI, ASISI, and American Skandia Life Assurance Corporation and Prudential Financial, Inc.  Prudential Investment Management Services LLC (“PIMS”) serves as co-underwriter of the Trust’s shares, along with ASM.

The following table sets forth information on the current officers and directors of ASM, Inc. and PIMS:

NAME AND PRINCIPAL BUSINESS ADDRESS (1)	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Robert F. Gunia	President	Vice President and Trustee

Edward P. Baird, 213 Washington Street, Newark, NJ 07102	Executive Vice President	None

C. Edward Chaplin, 751 Broad Street, Newark, NJ 07102	Vice President and Treasurer	None

Michael J. McQuade	Senior Vice President and Chief Financial Officer	None

David R. Odenath	Executive Vice President	None

Stephen Pelletier	Executive Vice President	None

Kenneth J. Schindler	Senior Vice President and Chief Compliance Officer	None

Scott G. Sleyster, 71 Hanover Road, Florham Park, NJ 07932	Executive Vice President	None

John R. Strangfeld, Jr., One Seaport Plaza, New York, NY 10292	Executive Vice President	None

Bernard B. Winograd	Executive Vice President	None

(1) The address of each person named above is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, unless otherwise indicated.

ITEM 28.                                               Location of Accounts and Records

Records regarding the Registrant’s securities holdings are maintained at Registrant’s Custodians, PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, and The Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201.  Certain records with respect to the Registrant’s securities transactions are maintained at the offices of the various sub-advisors to the Registrant.  The Registrant’s corporate records are maintained at its offices at Gateway Center 3, 100 Mulberry Street, Newark NJ 07102.  The Registrant’s financial and interestholder ledgers and similar financial records are maintained at the offices of its Administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29.                                               Management Services

None.

ITEM 30.                                               Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 27th day of October, 2005.

By:	/s/ David R. Odenath
David R. Odenath
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of October, 2005.

	Signature	Title

	David R. Odenath*	Trustee and President (Principal
	David R. Odenath	Executive Officer)

	Grace Torres*	Treasurer (Principal
	Grace Torres	Financial and Accounting
Officer)

	Delayne Dedrick Gold*	Trustee
Delayne Dedrick Gold

	Saul K. Fenster*	Trustee
Sauk K. Fenster, Ph.D.

	Robert F. Gunia*	Trustee
Robert F. Gunia

	W. Scott McDonald, Jr.*	Trustee and Vice-Chairman
W. Scott McDonald, Jr.

	Thomas T. Mooney*	Trustee and Chairman
Thomas T. Mooney

	Thomas M. O’Brien*	Trustee
Thomas M. O’Brien

	John A. Pileski*	Trustee
John A. Pileski

	F. Don Schwartz*	Trustee
F. Don Schwartz

*By:	/s/John P. Schwartz
Attorney-in-Fact

Exhibits

Table of Contents

Exhibit Number	Description
j	Consent of Independent Registered Public Accounting Firm